UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-09637

Name of Fund:	BlackRock Large Cap Series Funds, Inc.
BlackRock Advantage Large Cap Value Fund

Fund Address:	100 Bellevue Parkway, Wilmington, DE 19809

Name and address of agent for service: John M. Perlowski, Chief Executive Officer, BlackRock Large Cap Series Funds, Inc., 55 East 52nd Street, New York, NY 10055

Registrant’s telephone number, including area code: (800) 441-7762

Date of fiscal year end: 05/31/2022

Date of reporting period: 05/31/2022

Item 1 – Report to Stockholders

(a) The Report to Shareholders is attached herewith.

MAY 31, 2022

2022 Annual Report

BlackRock Large Cap Series Funds, Inc.

•	BlackRock Advantage Large Cap Value Fund

Not FDIC Insured • May Lose Value • No Bank Guarantee

The Markets in Review

Dear Shareholder,

The 12-month reporting period as of May 31, 2022 saw the emergence of significant challenges that disrupted the economic recovery and strong financial markets which characterized 2021. The U.S. economy shrank in the first quarter of 2022, ending the run of robust growth which followed reopening and the development of the COVID-19 vaccines. Rapid changes in consumer spending led to supply constraints and elevated inflation, which reached a 40-year high. Moreover, while the foremost effect of Russia’s invasion of Ukraine has been a severe humanitarian crisis, the invasion has presented challenges for both investors and policymakers.

Equity prices generally fell, as persistently high inflation drove investors’ expectations for higher interest rates, particularly weighing on relatively high-valuation growth stocks and economically sensitive small-capitalization stocks. Overall, small-capitalization U.S. stocks declined, while large-capitalization U.S. stocks were nearly flat. Both emerging market stocks and international equities from developed markets fell significantly, pressured by rising interest rates and a strengthening U.S. dollar.

The 10-year U.S. Treasury yield (which is inversely related to bond prices) rose notably during the reporting period as increasing inflation drove investors’ expectations for higher interest rates. The corporate bond market also faced inflationary headwinds, and increasing uncertainty led to higher corporate bond spreads (the difference in yield between U.S. Treasuries and similarly-dated corporate bonds).

The U.S. Federal Reserve (the “Fed”), acknowledging that inflation is growing faster than expected, raised interest rates twice while indicating that additional future increases were likely. Furthermore, the Fed wound down its bond-buying programs and set a timetable to begin reversing the flow and reducing its balance sheet. Continued high inflation and the Fed’s statements led many analysts to anticipate that interest rates have significant room to rise before peaking.

Furthermore, the horrific war in Ukraine has significantly clouded the outlook for the global economy, leading to major volatility in energy and metal markets. Sanctions on Russia, Europe’s top energy supplier, and general wartime disruption have magnified supply problems for key commodities. We believe sharp increases in energy prices will continue to exacerbate inflationary pressure while also constraining economic growth. Combating inflation without stifling a recovery, while buffering against ongoing supply and price shocks amid the ebb and flow of the pandemic, will be an especially challenging environment for setting effective monetary policy. Despite the likelihood of more rate increases on the horizon, we believe the Fed will err on the side of protecting employment, even at the expense of higher inflation. However, markets have been primed to expect sharp tightening, which could weigh on valuations until central banks begin to tap the brakes.

In this environment, while we favor an overweight to equities in the long-term, the market’s concerns over excessive rate hikes from central banks moderates our outlook. Furthermore, the energy shock and a deteriorating economic backdrop in China and Europe are likely to challenge corporate earnings, so we take a neutral stance on equities in the near-term. We are underweight credit long-term, but inflation-protected U.S. Treasuries should offer a measure of portfolio diversification better suited for an inflationary environment. We believe emerging market bonds denominated in local currencies also offer an opportunity, with solid income at attractive valuations.

Overall, our view is that investors need to think globally, extend their scope across a broad array of asset classes, and be nimble as market conditions change. We encourage you to talk with your financial advisor and visit blackrock.com for further insight about investing in today’s markets.

Sincerely,

Rob Kapito

President, BlackRock Advisors, LLC

Rob Kapito

President, BlackRock Advisors, LLC

Total Returns as of May 31, 2022

	6-Month	12-Month

U.S. large cap equities (S&P 500® Index)	(8.85)%	(0.30)%

U.S. small cap equities (Russell 2000® Index)	(14.70)	(16.92)

International equities (MSCI Europe, Australasia, Far East Index)	(6.80)	(10.38)

Emerging marketequities (MSCI Emerging Markets Index)	(10.11)	(19.83)

3-month Treasury bills (ICE BofA 3-Month U.S. Treasury Bill Index)	0.13	0.15

U.S. Treasury securities (ICE BofA 10-Year U.S. Treasury Index)	(10.94)	(8.83)

U.S. investment gradebonds (Bloomberg U.S. Aggregate Bond Index)	(9.15)	(8.22)

Tax-exempt municipalbonds (Bloomberg Municipal Bond Index)	(7.32)	(6.79)

U.S. high yield bonds (Bloomberg U.S. Corporate High Yield 2% Issuer Capped Index)	(6.26)	(5.28)
Past performance is not an indication of future results. Index performance is shown for illustrative purposes only. You cannot invest directly in an index.

2	T H I S P A G E I S N O T P A R T O F Y O U R F U N D R E P O R T

3

Fund Summary as of May 31, 2022	BlackRock Advantage Large Cap Value Fund

Investment Objective

BlackRock Advantage Large Cap Value Fund’s (the “Fund”) investment objective is to seek long-term capital growth. In other words, the Fund tries to choose investments that will increase in value.

Portfolio Management Commentary

How did the Fund perform?

For the 12-month period ended May 31, 2022, the Fund underperformed its benchmark, the Russell 1000® Value Index.

What factors influenced performance?

The Fund struggled amid the rapidly changing environment seen in markets during the late part of 2021 and the beginning of 2022. A highly rotational market environment saw leadership shifting between valuation and secular growth preferences for much of 2021. A new inflation regime, with 40-year high inflation figures, drew the market’s attention. Given inflationary pressures and expected policy normalization, value styles became the dominant market driver during 2022.

The Fund’s performance remained in positive territory during the first half of the period, with trend-based measures delivering positive results. However, performance weakened entering 2022 given the change in market dynamics and inflation concerns. Select sentiment measures related to investor flows struggled, particularly those that utilize informed investor insights which motivated an overweight to financial names that heavily detracted from performance. Stock selection based on text analysis of industry specific news also had a negative impact on performance, driving an underweight to energy stocks that weighed on performance as the price of oil moved higher. Further, insights that identify flows based on exchange-traded fund creation and redemptions motivated an underweight to information technology names and hampered stock selection within industrials, notably detracting from performance.

Russia’s invasion of Ukraine in February 2022 weighed significantly on global markets, bringing a surge in commodity prices and additional supply chain pressures. This resulted in weak performance of quality measures related to environmental, social and governance (“ESG”) factors, which were among the top detractors for the Fund during the period. Stock selection within utilities based on environmental measures that identify corporate green bond issuance struggled. Also, an underweight to healthcare stocks motivated by human capital insights such as those related to corporate culture and employee sentiment gathered from online platforms detracted from performance.

Additionally, given the numerous macro events with which investors had to contend, fundamental quality insights unsurprisingly declined for the period. Specifically, insights that evaluate company mentions of key performance indicators declined against the macro-led market backdrop.

While the Fund slightly underperformed, faster moving sentiment insights as well as fundamental value measures helped bolster returns. Stock selection driven by alternative data insights that evaluate online search trends motivated overweight exposures to health care and information technology names, which proved additive to performance. Similarly, insights based on mobile application usage and sentiment from conference call text also performed well given the evolving market environment.

In late 2021, market attention shifted from post-COVID reopening themes to the new inflationary regime, which was positive for some fundamental valuation insights as market preferences shifted towards value styles. More traditional valuation measures such as evaluating companies on the basis of earnings yield correctly positioned the portfolio within health care and industrial names.

Finally, a quality measure that looks at changes in credit quality drove an overweight to industrials, particularly companies in aerospace & defense which benefited from the conflict between Russia and Ukraine.

Describe recent portfolio activity.

Over the course of the period, the portfolio maintained a balanced allocation of risk across all major return drivers. There were, however, several new signals added within the stock selection group of insights. The Fund built upon its alternative data capabilities with enhanced signal constructs to best identify emerging trends, such as sentiment around supply chain disruptions, wage inflation, consumer behavior changes and business sensitivity to the conflict in Ukraine. Additionally, new macro thematic insights were added that use historical observations of stagflation and policy normalization to motivate top-down positioning.

Describe portfolio positioning at period end.

Relative to the Russell 1000® Value Index, the Fund was positioned essentially neutrally from a sector perspective. The Fund had slight overweight positions in the information technology (communications equipment) and utilities sectors and slight underweight positions in the communication services and materials (containers and packaging) sectors.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

4	2 0 2 2 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Fund Summary as of May 31, 2022 (continued)	BlackRock Advantage Large Cap Value Fund

TOTAL RETURN BASED ON A $10,000 INVESTMENT

(a)

Assuming maximum sales charges, if any, transaction costs and other operating expenses, including investment advisory fees and administration fees, if any. Institutional Shares do not have a sales charge.

(b)

Under normal circumstances, the Fund seeks to invest at least 80% of its net assets plus the amount of any borrowings for investment purposes in large cap equity securities of U.S. issuers and derivatives that have similar economic characteristics to such securities. The Fund’s total returns prior to June 12, 2017 are the returns of the Fund when it followed different investment strategies under the name BlackRock Large Cap Value Fund.

(c)

An index that measures the performance of the large-cap value segment of the U.S. equity universe. It includes those Russell 1000® companies with lower price-to-book ratios and lower expected growth values.

Performance

	Average Annual Total Returns(a)(b)
	1 Year		5 Years		10 Years
	Without Sales Charge	With Sales Charge	Without Sales Charge	With Sales Charge	Without Sales Charge	With Sales Charge
Institutional	0.63%	N/A	9.89%	N/A	12.15%	N/A
Investor A	0.40	(4.88)%	9.62	8.44%	11.85	11.25%
Investor C	(0.38)	(1.22)	8.79	8.79	11.16	11.16
Class K	0.69	N/A	9.95	N/A	12.18	N/A
Class R	0.14	N/A	9.35	N/A	11.55	N/A
Russell 1000® Value Index	0.93	N/A	9.50	N/A	12.06	N/A

(a)

Assuming maximum sales charges, if any, transaction costs and other operating expenses, including investment advisory fees and administration fees, if any. Institutional Shares do not have a sales charge.

(b)

Under normal circumstances, the Fund seeks to invest at least 80% of its net assets plus the amount of any borrowings for investment purposes in large cap equity securities of U.S. issuers and derivatives that have similar economic characteristics to such securities. The Fund’s total returns prior to June 12, 2017 are the returns of the Fund when it followed different investment strategies under the name BlackRock Large Cap Value Fund.

N/A - Not applicable as share class and index do not have a sales charge.

Past performance is not an indication of future results.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

Expense Example

	Actual				Hypothetical 5% Return
	Beginning Account Value (12/01/21)	Ending Account Value (05/31/22)	Expenses Paid During the Period	(a)	Beginning Account Value (12/01/21)	Ending Account Value (05/31/22)	Expenses Paid During the Period	(a)	Annualized Expense Ratio
Institutional	$ 1,000.00	$ 1,003.40	$ 2.70		$ 1,000.00	$ 1,022.24	$ 2.72		0.54%
Investor A	1,000.00	1,002.40	3.94		1,000.00	1,020.99	3.98		0.79
Investor C	1,000.00	998.50	7.67		1,000.00	1,017.25	7.75		1.54
Class K	1,000.00	1,004.10	2.45		1,000.00	1,022.48	2.47		0.49
Class R	1,000.00	1,001.10	5.19		1,000.00	1,019.74	5.24		1.04

(a)

For each class of the Fund, expenses are equal to the annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period shown).

See “Disclosure of Expenses” for further information on how expenses were calculated.

F U N D S U M M A R Y	5

Fund Summary as of May 31, 2022 (continued)	BlackRock Advantage Large Cap Value Fund

Portfolio Information

TEN LARGEST HOLDINGS
Security(a)	Percent of Net Assets
JPMorgan Chase & Co.	2.8%
Exxon Mobil Corp.	2.8
Berkshire Hathaway, Inc., Class B	2.7
Johnson & Johnson	2.4
UnitedHealth Group, Inc.	1.9
Procter & Gamble Co.	1.7
Anthem, Inc.	1.6
Intel Corp.	1.6
Chevron Corp.	1.5
Comcast Corp., Class A	1.5

SECTOR ALLOCATION
Sector(b)	Percent of Net Assets
Financials	21.0%
Health Care	19.2
Industrials	10.2
Information Technology	8.6
Energy	8.4
Consumer Staples	8.3
Communication Services	6.7
Utilities	5.5
Consumer Discretionary	4.2
Real Estate	4.0
Materials	3.0
Short-Term Securities	1.2
Liabilities in Excess of Other Assets	(0.3)

(a)	Excludes short-term securities.
(b)

For Fund compliance purposes, the Fund’s sector classifications refer to one or more of the sector sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such sector sub-classifications for reporting ease.

6	2 0 2 2 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

About Fund Performance

Institutional and Class K Shares are not subject to any sales charge. These shares bear no ongoing distribution or service fees and are available only to certain eligible investors. Class K Shares performance shown prior to the Class K Shares inception date of January 25, 2018 is that of Institutional Shares. The performance of the Fund’s Class K Shares would be substantially similar to Institutional Shares because Class K Shares and Institutional Shares invest in the same portfolio of securities and performance would only differ to the extent that Class K Shares and Institutional Shares have different expenses. The actual returns of Class K Shares would have been higher than those of the Institutional Shares because Class K Shares have lower expenses than the Institutional Shares.

Investor A Shares are subject to a maximum initial sales charge (front-end load) of 5.25% and a service fee of 0.25% per year (but no distribution fee). Certain redemptions of these shares may be subject to a contingent deferred sales charge (“CDSC”) where no initial sales charge was paid at the time of purchase. These shares are generally available through financial intermediaries.

Investor C Shares are subject to a 1.00% CDSC if redeemed within one year of purchase. In addition, these shares are subject to a distribution fee of 0.75% per year and a service fee of 0.25% per year. These shares are generally available through financial intermediaries. These shares automatically convert to Investor A Shares after approximately eight years.

Class R Shares are not subject to any sales charge. These shares are subject to a distribution fee of 0.25% per year and a service fee of 0.25% per year. These shares are available only to certain employer-sponsored retirement plans.

Past performance is not an indication of future results. Financial markets have experienced extreme volatility and trading in many instruments has been disrupted. These circumstances may continue for an extended period of time and may continue to affect adversely the value and liquidity of the Fund’s investments. As a result, current performance may be lower or higher than the performance data quoted. Refer to blackrock.com to obtain performance data current to the most recent month-end. Performance results do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Figures shown in the performance table assume reinvestment of all distributions, if any, at net asset value (“NAV”) on the ex-dividend date or payable date, as applicable. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Distributions paid to each class of shares will vary because of the different levels of service, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.

BlackRock Advisors, LLC (the “Manager”), the Fund’s investment adviser, has contractually and/or voluntarily agreed to waive and/or reimburse a portion of the Fund’s expenses. Without such waiver(s) and/or reimbursement(s), the Fund’s performance would have been lower. With respect to the Fund’s voluntary waiver(s), if any, the Manager is under no obligation to waive and/or reimburse or to continue waiving and/or reimbursing its fees and such voluntary waiver(s) may be reduced or discontinued at any time. With respect to the Fund’s contractual waiver(s), if any, the Manager is under no obligation to continue waiving and/or reimbursing its fees after the applicable termination date of such agreement. See the Notes to Financial Statements for additional information on waivers and/or reimbursements.

Disclosure of Expenses

Shareholders of the Fund may incur the following charges: (a) transactional expenses, such as sales charges; and (b) operating expenses, including administration fees, service and distribution fees, including 12b-1 fees, acquired fund fees and expenses, and other fund expenses. The expense example shown (which is based on a hypothetical investment of $1,000 invested at the beginning of the period and held through the end of the period) is intended to assist shareholders both in calculating expenses based on an investment in the Fund and in comparing these expenses with similar costs of investing in other mutual funds.

The expense example provides information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number corresponding to their share class under the heading entitled “Expenses Paid During the Period.”

The expense example also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in the Fund and other funds, compare the 5% hypothetical example with the 5% hypothetical examples that appear in shareholder reports of other funds.

The expenses shown in the expense example are intended to highlight shareholders’ ongoing costs only and do not reflect transactional expenses, such as sales charges, if any. Therefore, the hypothetical example is useful in comparing ongoing expenses only, and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

Derivative Financial Instruments

The Fund may invest in various derivative financial instruments. These instruments are used to obtain exposure to a security, commodity, index, market, and/or other assets without owning or taking physical custody of securities, commodities and/or other referenced assets or to manage market, equity, credit, interest rate, foreign currency exchange rate, commodity and/or other risks. Derivative financial instruments may give rise to a form of economic leverage and involve risks, including the imperfect correlation between the value of a derivative financial instrument and the underlying asset, possible default of the counterparty to the transaction or illiquidity of the instrument. The Fund’s successful use of a derivative financial instrument depends on the investment adviser’s ability to predict pertinent market movements accurately, which cannot be assured. The use of these instruments may result in losses greater than if they had not been used, may limit the amount of appreciation the Fund can realize on an investment and/or may result in lower distributions paid to shareholders. The Fund’s investments in these instruments, if any, are discussed in detail in the Notes to Financial Statements.

A B O U T F U N D P E R F O R M A N C E / D I S C L O S U R E O F E X P E N S E S / D E R I V A T I V E F I N A N C I A L I N S T R U M E N T S	7

Schedule of Investments May 31, 2022	BlackRock Advantage Large Cap Value Fund (Percentages shown are based on Net Assets)

Security	Shares	Value

Common Stocks

Aerospace & Defense — 3.2%
Curtiss-Wright Corp.	20,837	$2,958,437
General Dynamics Corp.	37,334	8,396,790
HEICO Corp.	8,441	1,207,485
HEICO Corp., Class A	23,874	2,795,407
Lockheed Martin Corp.	4,813	2,118,249
Northrop Grumman Corp.	3,787	1,772,202
Raytheon Technologies Corp.	2,047	194,711
Textron, Inc.	1,523	99,437

		19,542,718

Air Freight & Logistics — 0.4%
Expeditors International of Washington, Inc.	6,788	738,806
FedEx Corp.	1,933	434,113
United Parcel Service, Inc., Class B	7,266	1,324,229

		2,497,148

Airlines — 0.2%
American Airlines Group, Inc.(a)	10,760	192,281
Delta Air Lines, Inc.(a)	16,714	696,807
United Airlines Holdings, Inc.(a)	13,064	622,238

		1,511,326

Auto Components — 0.1%
Aptiv PLC(a)	568	60,344
BorgWarner, Inc.	20,216	815,109

		875,453

Automobiles — 0.2%
Ford Motor Co.	73,881	1,010,692

Banks — 7.8%
Citigroup, Inc.	119,342	6,374,056
First Republic Bank	817	126,660
Huntington Bancshares, Inc.	68,680	953,278
JPMorgan Chase & Co.	131,731	17,418,790
KeyCorp	27,414	547,183
Pinnacle Financial Partners, Inc.	17,531	1,427,374
PNC Financial Services Group, Inc.	24,526	4,302,106
Regions Financial Corp.	158,119	3,492,849
Truist Financial Corp.	93,227	4,637,111
U.S. Bancorp	52,604	2,791,694
Wells Fargo & Co.	136,209	6,234,286

		48,305,387

Beverages — 1.7%
Brown-Forman Corp., Class B	75,333	4,981,018
Constellation Brands, Inc., Class A	902	221,414
Keurig Dr Pepper, Inc.	111,188	3,862,671
Molson Coors Beverage Co., Class B	10,426	582,188
PepsiCo, Inc.	4,184	701,866

		10,349,157

Biotechnology — 0.6%
Amgen, Inc.	9,039	2,320,673
Biogen, Inc.(a)	6,353	1,270,600
Regeneron Pharmaceuticals, Inc.(a)	209	138,931

		3,730,204

Building Products — 0.6%
Builders FirstSource, Inc.(a)	9,415	612,822
Lennox International, Inc.	1,974	412,369
Masco Corp.	8,246	467,466
Owens Corning	23,575	2,253,298

		3,745,955

Security	Shares	Value

Capital Markets — 3.3%
Bank of New York Mellon Corp.	94,463	$4,402,920
Charles Schwab Corp.	49,759	3,488,106
CME Group, Inc.	10,273	2,042,581
FactSet Research Systems, Inc.	3,569	1,362,573
Goldman Sachs Group, Inc.	9,519	3,111,285
Intercontinental Exchange, Inc.	18,094	1,852,645
Jefferies Financial Group, Inc.	10,604	350,144
Moody’s Corp.	4,219	1,272,324
Morgan Stanley	7,361	634,076
State Street Corp.	9,747	706,560
Stifel Financial Corp.	22,355	1,434,520

		20,657,734

Chemicals — 2.0%
Air Products & Chemicals, Inc.	1,029	253,299
Albemarle Corp.	746	194,273
Celanese Corp.	384	60,104
CF Industries Holdings, Inc.	2,925	288,902
Corteva, Inc.	44,540	2,789,095
DuPont de Nemours, Inc.	9,263	628,495
Eastman Chemical Co.	2,784	306,685
FMC Corp.	10,058	1,232,910
Huntsman Corp.	13,185	477,956
Linde PLC	7,390	2,399,385
LyondellBasell Industries NV, Class A	15,385	1,757,736
Mosaic Co.	14,114	884,242
PPG Industries, Inc.	6,736	852,037

		12,125,119

Commercial Services & Supplies — 0.2%
Tetra Tech, Inc.	3,055	412,333
Waste Connections, Inc.	4,557	581,200

		993,533

Communications Equipment — 0.8%
Ciena Corp.(a)	9,605	488,126
Cisco Systems, Inc.	34,713	1,563,820
Juniper Networks, Inc.	98,029	3,007,530

		5,059,476

Construction Materials — 0.1%
Vulcan Materials Co.	3,547	584,794

Consumer Finance — 1.5%
Ally Financial, Inc.	44,282	1,950,179
American Express Co.	23,714	4,003,397
Capital One Financial Corp.	16,896	2,160,323
Discover Financial Services	6,924	785,805
Synchrony Financial	14,628	541,821

		9,441,525

Containers & Packaging — 0.1%
Crown Holdings, Inc.	959	100,158
Packaging Corp. of America	1,111	174,738
Westrock Co.	7,094	343,988

		618,884

Diversified Consumer Services — 0.1%
Service Corp. International	13,068	915,152

Diversified Financial Services — 3.8%
Berkshire Hathaway, Inc., Class B(a)	52,221	16,500,791
Voya Financial, Inc.	98,967	6,790,126

		23,290,917

Diversified Telecommunication Services — 1.4%
AT&T Inc.	199,870	4,255,232

8	2 0 2 2 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) May 31, 2022	BlackRock Advantage Large Cap Value Fund (Percentages shown are based on Net Assets)

Security	Shares	Value

Diversified Telecommunication Services (continued)
Liberty Global PLC, Class A(a)	30,561	$743,244
Lumen Technologies, Inc.	19,274	235,914
Verizon Communications, Inc.	72,383	3,712,524

		8,946,914

Electric Utilities — 2.9%
Entergy Corp.	60,103	7,231,593
IDACORP, Inc.	1,971	214,878
NextEra Energy, Inc.	55,427	4,195,269
NRG Energy, Inc.	25,870	1,191,055
OGE Energy Corp.	116,103	4,795,054
Portland General Electric Co.	11,727	577,555

		18,205,404

Electrical Equipment — 1.3%
AMETEK, Inc.	18,145	2,204,073
Eaton Corp. PLC	40,705	5,641,713

		7,845,786

Electronic Equipment, Instruments & Components — 0.3%
Avnet, Inc.	10,798	523,163
Flex Ltd.(a)	36,744	627,220
Keysight Technologies, Inc.(a)	1,317	191,755
TE Connectivity Ltd.	3,215	415,989

		1,758,127

Energy Equipment & Services — 1.0%
Halliburton Co.	72,975	2,955,488
Schlumberger NV	74,872	3,441,117

		6,396,605

Entertainment — 1.0%
Activision Blizzard, Inc.	3,710	288,935
Electronic Arts, Inc.	1,716	237,923
Live Nation Entertainment, Inc.(a)	2,697	256,350
Walt Disney Co.(a)	40,687	4,493,472
Warner Bros Discovery, Inc.(a)	64,699	1,193,697

		6,470,377

Equity Real Estate Investment Trusts (REITs) — 3.7%
American Homes 4 Rent, Class A	19,531	721,866
Brixmor Property Group, Inc.	36,941	900,621
Crown Castle International Corp.	13,489	2,558,189
CubeSmart	38,772	1,726,517
Equinix, Inc.	200	137,418
Equity LifeStyle Properties, Inc.	24,252	1,835,876
Equity Residential	10,316	792,578
Extra Space Storage, Inc.	11,533	2,055,181
First Industrial Realty Trust, Inc.	1,124	59,741
Life Storage, Inc.	14,051	1,640,595
Mid-America Apartment Communities, Inc.	14,065	2,545,765
Park Hotels & Resorts, Inc.	4,547	82,119
Prologis, Inc.	53,777	6,855,492
SBA Communications Corp.	1,834	617,343
Simon Property Group, Inc.	668	76,586
Sun Communities, Inc.	1,281	210,250

		22,816,137

Food & Staples Retailing — 1.5%
Costco Wholesale Corp.	4,324	2,015,935
Kroger Co.	26,854	1,422,456
Walmart, Inc.	47,244	6,076,996

		9,515,387

Food Products — 1.7%
Archer-Daniels-Midland Co.	3,054	277,364
Bunge Ltd.	16,806	1,988,486

Security	Shares	Value

Food Products (continued)
Conagra Brands, Inc.	52,742	$1,734,685
Hershey Co.	3,579	757,710
Kellogg Co.	26,299	1,834,092
McCormick & Co., Inc.	25,183	2,334,968
Tyson Foods, Inc., Class A	19,835	1,777,414

		10,704,719

Gas Utilities — 0.1%
Atmos Energy Corp.	4,614	536,654

Health Care Equipment & Supplies — 2.4%
Abbott Laboratories	20,315	2,386,200
Align Technology, Inc.(a)	187	51,918
Bausch + Lomb Corp.(a)(b)	61,776	1,050,810
Boston Scientific Corp.(a)	134,326	5,508,709
Enovis Corp.(a)	1,100	72,974
IDEXX Laboratories, Inc.(a)	4,069	1,593,502
Medtronic PLC	42,380	4,244,357

		14,908,470

Health Care Providers & Services — 6.0%
AmerisourceBergen Corp.	18,816	2,912,529
Anthem, Inc.	19,435	9,904,270
Cigna Corp.	18,011	4,832,171
CVS Health Corp.	52,351	5,064,959
McKesson Corp.	4,939	1,623,400
Molina Healthcare, Inc.(a)	1,958	568,251
UnitedHealth Group, Inc.	23,964	11,904,836

		36,810,416

Health Care Technology — 0.1%
Cerner Corp.	9,169	869,680

Hotels, Restaurants & Leisure — 1.6%
Carnival Corp.(a)	15,670	217,500
Choice Hotels International, Inc.	1,282	163,955
Expedia Group, Inc.(a)	1,001	129,459
McDonald’s Corp.	11,756	2,964,981
Royal Caribbean Cruises Ltd.(a)	3,107	180,423
Texas Roadhouse, Inc.	1,186	92,472
Travel + Leisure Co.	98,851	5,052,275
Wendy’s Co.	46,492	866,611
Yum! Brands, Inc.	2,872	348,862

		10,016,538

Household Durables — 0.6%
Garmin Ltd.	4,425	467,368
Whirlpool Corp.	16,744	3,084,915

		3,552,283

Household Products — 2.8%
Church & Dwight Co., Inc.	2,614	235,417
Colgate-Palmolive Co.	77,476	6,105,884
Procter & Gamble Co.	72,112	10,663,922

		17,005,223

Independent Power and Renewable Electricity Producers — 0.1%
Brookfield Renewable Corp., Class A	5,551	200,835
Vistra Corp.	6,936	182,903

		383,738

Industrial Conglomerates — 0.9%
General Electric Co.	12,161	952,085
Honeywell International, Inc.	23,858	4,619,386

		5,571,471

Insurance — 4.4%
Allstate Corp.	13,015	1,779,020

S C H E D U L E O F I N V E S T M E N T S	9

Schedule of Investments (continued) May 31, 2022	BlackRock Advantage Large Cap Value Fund (Percentages shown are based on Net Assets)

Security	Shares	Value

Insurance (continued)
Brighthouse Financial, Inc.(a)	6,206	$304,839
Hartford Financial Services Group, Inc.	13,867	1,005,496
Lincoln National Corp.	1,003	58,104
Marsh & McLennan Cos., Inc.	33,587	5,372,241
MetLife, Inc.	121,840	8,210,798
Old Republic International Corp.	3,586	85,777
Reinsurance Group of America, Inc.	16,538	2,081,307
Travelers Cos., Inc.	45,532	8,152,049

		27,049,631

Interactive Media & Services — 1.3%
Alphabet, Inc., Class A(a)	2,074	4,718,848
Alphabet, Inc., Class C(a)	1,183	2,698,163
Meta Platforms, Inc., Class A(a)	2,821	546,258

		7,963,269

IT Services — 2.1%
Accenture PLC, Class A	393	117,295
Automatic Data Processing, Inc.	3,540	789,208
Cognizant Technology Solutions Corp., Class A	28,655	2,140,529
Fidelity National Information Services, Inc.	29,190	3,050,355
Global Payments, Inc.	15,229	1,995,608
GoDaddy, Inc., Class A(a)	2,881	216,219
International Business Machines Corp.	7,335	1,018,391
PayPal Holdings, Inc.(a)	6,473	551,564
Visa, Inc., Class A	13,528	2,870,236
Western Union Co.	22,501	408,168

		13,157,573

Life Sciences Tools & Services — 3.1%
Agilent Technologies, Inc.	38,847	4,955,323
Bruker Corp.	1,141	71,290
Danaher Corp.	19,611	5,173,774
Mettler-Toledo International, Inc.(a)	92	118,323
Syneos Health, Inc.(a)	44,167	3,263,500
Thermo Fisher Scientific, Inc.	9,486	5,383,969

		18,966,179

Machinery — 2.2%
Cummins, Inc.	9,759	2,040,802
Donaldson Co., Inc.	3,369	176,131
Illinois Tool Works, Inc.	30,001	6,242,308
Otis Worldwide Corp.	25,934	1,929,490
PACCAR, Inc.	19,994	1,736,279
Pentair PLC	2,155	108,116
Snap-on, Inc.	4,097	909,043
Stanley Black & Decker, Inc.	5,777	685,672

		13,827,841

Media — 2.7%
Altice USA, Inc., Class A(a)	37,840	430,619
Charter Communications, Inc., Class A(a)	2,122	1,075,705
Comcast Corp., Class A	205,423	9,096,130
Fox Corp., Class A	144,307	5,124,342
Fox Corp., Class B	4,668	152,690
Interpublic Group of Cos., Inc.	2,245	72,356
Liberty Media Corp. - Liberty SiriusXM, Class A(a)	2,250	92,948
Nexstar Media Group, Inc., Class A	2,180	381,980
Paramount Global, Class B	2,226	76,419

		16,503,189

Metals & Mining — 0.9%
Freeport-McMoRan, Inc.	47,991	1,875,489
MP Materials Corp.(a)	4,112	162,136
Reliance Steel & Aluminum Co.	17,123	3,328,711

		5,366,336

Security	Shares	Value

Multiline Retail — 0.7%
Dollar General Corp.	6,876	$1,515,058
Kohl’s Corp.	1,479	59,633
Nordstrom, Inc.	3,115	82,329
Target Corp.	15,494	2,508,169

		4,165,189

Multi-Utilities — 2.4%
Ameren Corp.	10,383	988,358
Black Hills Corp.	20,920	1,603,727
CMS Energy Corp.	94,209	6,692,607
DTE Energy Co.	43,643	5,791,863

		15,076,555

Oil, Gas & Consumable Fuels — 7.4%
APA Corp.	1,454	68,353
Chevron Corp.	52,717	9,207,551
ConocoPhillips	10,460	1,175,286
Devon Energy Corp.	22,196	1,662,480
Diamondback Energy, Inc.	489	74,338
EOG Resources, Inc.	48,426	6,632,425
Excelerate Energy, Inc., Class A(a)(b)	3,215	85,680
Exxon Mobil Corp.	178,573	17,143,008
Marathon Oil Corp.	109,517	3,442,119
Murphy Oil Corp.	1,831	77,671
Occidental Petroleum Corp.	12,193	845,097
Phillips 66	24,021	2,421,557
Valero Energy Corp.	12,529	1,623,758
Williams Cos., Inc.	27,242	1,009,588

		45,468,911

Pharmaceuticals — 7.1%
Bristol-Myers Squibb Co.	45,572	3,438,408
Eli Lilly & Co.	295	92,465
Johnson & Johnson	82,807	14,866,341
Merck & Co., Inc.	98,673	9,080,876
Perrigo Co. PLC	50,164	1,999,537
Pfizer, Inc.	151,755	8,049,085
Viatris, Inc.	63,552	779,783
Zoetis, Inc.	30,841	5,271,652

		43,578,147

Professional Services — 0.1%
ASGN, Inc.(a)	764	72,756
Booz Allen Hamilton Holding Corp.	1,107	95,047
ManpowerGroup, Inc.	2,092	187,464
Robert Half International, Inc.	6,225	561,184

		916,451

Real Estate Management & Development — 0.3%
CBRE Group, Inc., Class A(a)	20,946	1,735,167

Road & Rail — 1.0%
CSX Corp.	25,595	813,665
Landstar System, Inc.	10,356	1,568,209
Norfolk Southern Corp.	5,721	1,371,095
Ryder System, Inc.	10,605	848,612
Schneider National, Inc., Class B	57,181	1,380,349
XPO Logistics, Inc.(a)	2,309	123,393

		6,105,323

Semiconductors & Semiconductor Equipment — 2.8%
Analog Devices, Inc.	6,992	1,177,453
Cirrus Logic, Inc.(a)	9,861	804,066
Intel Corp.	216,122	9,600,139
MaxLinear, Inc.(a)	7,691	304,487
Micron Technology, Inc.	11,663	861,196

10	2 0 2 2 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) May 31, 2022	BlackRock Advantage Large Cap Value Fund (Percentages shown are based on Net Assets)

Security	Shares	Value

Semiconductors & Semiconductor Equipment (continued)
NVIDIA Corp.	2,546	$475,389
QUALCOMM, Inc.	3,191	457,015
Silicon Laboratories, Inc.(a)	20,526	3,061,658
Texas Instruments, Inc.	2,061	364,302

		17,105,705

Software — 1.5%
Adobe, Inc.(a)	367	152,848
ANSYS, Inc.(a)	1,023	266,348
Autodesk, Inc.(a)	362	75,206
Cadence Design Systems, Inc.(a)	3,308	508,539
Microsoft Corp.	8,407	2,285,611
Paycom Software, Inc.(a)	203	57,721
RingCentral, Inc., Class A(a)	8,425	531,955
Roper Technologies, Inc.	5,023	2,222,376
ServiceNow, Inc.(a)	5,809	2,715,533
Splunk, Inc.(a)	1,924	197,326
VMware, Inc., Class A	2,233	286,047

		9,299,510

Specialty Retail — 0.5%
Advance Auto Parts, Inc.	2,546	483,384
Best Buy Co., Inc.	9,307	763,732
Dick’s Sporting Goods, Inc.	1,520	123,470
Home Depot, Inc.	1,087	329,089
Lowe’s Cos., Inc.	7,397	1,444,634

		3,144,309

Technology Hardware, Storage & Peripherals — 1.1%
Hewlett Packard Enterprise Co.	210,614	3,285,579
HP, Inc.	75,104	2,917,039
NetApp, Inc.	9,075	652,946

		6,855,564

Textiles, Apparel & Luxury Goods — 0.3%
Carter’s, Inc.	3,718	286,472
Crocs, Inc.(a)	2,773	154,623
NIKE, Inc., Class B	4,573	543,501
PVH Corp.	8,861	627,979
Ralph Lauren Corp.	2,632	266,069
Under Armour, Inc., Class C(a)	6,023	58,423

		1,937,067

Security	Shares	Value

Thrifts & Mortgage Finance — 0.1%
Radian Group, Inc.	42,473	$913,594

Tobacco — 0.6%
Altria Group, Inc.	25,299	1,368,423
Philip Morris International, Inc.	23,353	2,481,256

		3,849,679

Trading Companies & Distributors — 0.1%
United Rentals, Inc.(a)	1,507	449,357

Wireless Telecommunication Services — 0.3%
United States Cellular Corp.(a)	51,101	1,569,312

Total Long-Term Investments — 99.1% (Cost: $548,266,827)		612,572,961

Short-Term Securities(c)(d)

Money Market Funds — 1.2%
BlackRock Liquidity Funds, T-Fund, Institutional Class, 0.71%	6,051,649	6,051,649
SL Liquidity Series, LLC, Money Market Series, 0.96%(e)	1,202,168	1,202,047

Total Short-Term Securities — 1.2% (Cost: $7,253,696)		7,253,696

Total Investments — 100.3% (Cost: $555,520,523)		619,826,657

Liabilities in Excess of Other Assets — (0.3)%		(1,840,621)

Net Assets — 100.0%		$617,986,036

(a)	Non-income producing security.
(b)	All or a portion of this security is on loan.
(c)	Affiliate of the Fund.
(d)	Annualized 7-day yield as of period end.
(e)	All or a portion of this security was purchased with the cash collateral from loaned securities.

Affiliates

Investments in issuers considered to be affiliate(s) of the Fund during the year ended May 31, 2022 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 05/31/21	Purchases at Cost	Proceeds from Sale		Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 05/31/22	Shares Held at 05/31/22	Income		Capital Gain Distributions from Underlying Funds
BlackRock Liquidity Funds, T-Fund, Institutional Class	$6,496,081	$—	$(444,432	)(a)	$—	$—	$6,051,649	6,051,649	$5,007		$—
SL Liquidity Series, LLC, Money Market Series	3,058,328	—	(1,855,170	)(a)	(1,111)	—	1,202,047	1,202,168	38,094	(b)	—

					$(1,111)	$—	$7,253,696		$43,101		$—

(a)	Represents net amount purchased (sold).
(b)

All or a portion represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

S C H E D U L E O F I N V E S T M E N T S	11

Schedule of Investments (continued) May 31, 2022	BlackRock Advantage Large Cap Value Fund

For Fund compliance purposes, the Fund’s industry classifications refer to one or more of the industry sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)
Long Contracts
S&P 500 E-Mini Index	31	06/17/22	$6,403	$111,034

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statement of Assets and Liabilities were as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Assets — Derivative Financial Instruments
Futures contracts
Unrealized appreciation on futures contracts(a)	$—	$—	$111,034	$—	$—	$—	$111,034

(a)

Net cumulative unrealized appreciation (depreciation) on futures contracts, if any, are reported in the Schedule of Investments. In the Statement of Assets and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

For the period ended May 31, 2022, the effect of derivative financial instruments in the Statement of Operations was as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Net Realized Gain (Loss) from
Futures contracts	$—	$—	$(18,161)	$—	$—	$—	$(18,161)

Net Change in Unrealized Appreciation (Depreciation) on
Futures contracts	$—	$—	$(24,204)	$—	$—	$—	$(24,204)

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts
Average notional value of contracts — long	$7,536,956

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

12	2 0 2 2 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) May 31, 2022	BlackRock Advantage Large Cap Value Fund

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the Fund’s financial instruments categorized in the fair value hierarchy. The breakdown of the Fund’s financial instruments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total
Assets
Investments
Long-Term Investments
Common Stocks	$612,572,961	$—	$—	$612,572,961
Short-Term Securities
Money Market Funds	6,051,649	—	—	6,051,649

	$618,624,610	$—	$—	618,624,610

Investments valued at NAV(a)				1,202,047

				$619,826,657

Derivative Financial Instruments(b)
Assets
Equity Contracts	$111,034	$—	$—	$111,034

(a)	Certain investments of the Fund were fair valued using NAV per share as no quoted market value is available and therefore have been excluded from the fair value hierarchy.
(b)	Derivative financial instruments are futures contracts. Futures contracts are valued at the unrealized appreciation (depreciation) on the instrument.

See notes to financial statements.

S C H E D U L E O F I N V E S T M E N T S	13

Statement of Assets and Liabilities

May 31, 2022

BlackRock Advantage Large Cap Value Fund

ASSETS
Investments at value — unaffiliated(a)(b)	$612,572,961
Investments at value — affiliated(c)	7,253,696
Cash	7,532
Cash pledged for futures contracts	362,007
Receivables:
Investments sold	38,944,735
Securities lending income — affiliated	3,833
Capital shares sold	207,393
Dividends — affiliated	2,831
Dividends — unaffiliated	1,124,816
From the Manager	43,975
Prepaid expenses	46,087

Total assets	660,569,866

LIABILITIES
Collateral on securities loaned	1,203,211
Payables:
Investments purchased	39,744,027
Administration fees	44,221
Capital shares redeemed	782,754
Investment advisory fees	406,945
Directors’ and Officer’s fees	1,308
Other accrued expenses	257,803
Other affiliate fees	3,625
Service and distribution fees	100,761
Variation margin on futures contracts	39,175

Total liabilities	42,583,830

NET ASSETS	$617,986,036

NET ASSETS CONSIST OF
Paid-in capital	$541,344,176
Accumulated earnings	76,641,860

NET ASSETS	$617,986,036

(a) Investments, at cost — unaffiliated	$548,266,827
(b) Securities loaned, at value	$1,125,098
(c) Investments, at cost — affiliated	$7,253,696

14	2 0 2 2 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Statement of Assets and Liabilities (continued)

May 31, 2022

BlackRock Advantage Large Cap Value Fund
NET ASSET VALUE
Institutional
Net assets	$186,902,682

Shares outstanding	6,273,220

Net asset value	$29.79

Shares authorized	400 million

Par value	$0.10

Investor A
Net assets	$394,334,461

Shares outstanding	13,606,251

Net asset value	$28.98

Shares authorized	400 million

Par value	$0.10

Investor C
Net assets	$18,099,395

Shares outstanding	685,469

Net asset value	$26.40

Shares authorized	400 million

Par value	$0.10

Class K
Net assets	$10,209,619

Shares outstanding	342,625

Net asset value	$29.80

Shares authorized	2 billion

Par value	$0.10

Class R
Net assets	$8,439,879

Shares outstanding	306,227

Net asset value	$27.56

Shares authorized	200 million

Par value	$0.10

See notes to financial statements.

F I N A N C I A L S T A T E M E N T S	15

Statement of Operations

Year Ended May 31, 2022

BlackRock Advantage Large Cap Value Fund

INVESTMENT INCOME
Dividends — unaffiliated	$12,550,784
Interest — unaffiliated	5,007
Securities lending income — affiliated — net	38,094
Foreign taxes withheld	(1,460)

Total investment income	12,592,425

EXPENSES
Investment advisory	3,161,623
Service and distribution — class specific	1,267,196
Transfer agent — class specific	626,751
Administration	270,592
Administration — class specific	129,066
Registration	100,917
Accounting services	71,441
Directors and Officer	8,087
Miscellaneous	246,768

Total expenses	5,882,441
Less:
Fees waived and/or reimbursed by the Manager	(697,248)
Administration fees waived — class specific	(128,714)
Transfer agent fees waived and/or reimbursed — class specific	(309,100)

Total expenses after fees waived and/or reimbursed	4,747,379

Net investment income	7,845,046

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments — unaffiliated	73,740,974
Investments — affiliated	(1,111)
Futures contracts	(18,161)

73,721,702

Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated	(78,649,728)
Futures contracts	(24,204)

(78,673,932)

Net realized and unrealized loss	(4,952,230)

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$2,892,816

See notes to financial statements.

16	2 0 2 2 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Statements of Changes in Net Assets

	BlackRock Advantage Large Cap Value Fund
	Year Ended May 31,
	2022	2021

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$7,845,046	$7,588,358
Net realized gain	73,721,702	68,727,645
Net change in unrealized appreciation (depreciation)	(78,673,932)	128,383,455

Net increase in net assets resulting from operations	2,892,816	204,699,458

DISTRIBUTIONS TO SHAREHOLDERS(a)
Institutional	(31,826,031)	(2,865,168)
Service	—	(192,993)
Investor A	(68,214,081)	(4,976,057)
Investor C	(3,358,960)	(271,831)
Class K	(1,517,442)	(99,492)
Class R	(1,494,991)	(129,798)

Decrease in net assets resulting from distributions to shareholders	(106,411,505)	(8,535,339)

CAPITAL SHARE TRANSACTIONS
Net increase (decrease) in net assets derived from capital share transactions	67,596,123	(39,434,871)

NET ASSETS
Total increase (decrease) in net assets	(35,922,566)	156,729,248
Beginning of year	653,908,602	497,179,354

End of year	$617,986,036	$653,908,602

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

See notes to financial statements.

F I N A N C I A L S T A T E M E N T S	17

Financial Highlights

(For a share outstanding throughout each period)

	BlackRock Advantage Large Cap Value Fund

	Institutional
	Year Ended May 31,			Period from 10/01/19 to 05/31/20		Year Ended September 30,
	2022	2021				2019		2018		2017

Net asset value, beginning of period	$35.07	$24.74		$28.08		$30.89		$28.32		$23.57

Net investment income(a)	0.45	0.46		0.39		0.57		0.55		0.36
Net realized and unrealized gain (loss)	(0.21)	10.36		(2.60)		(0.26)		2.57		4.74

Net increase (decrease) from investment operations	0.24	10.82		(2.21)		0.31		3.12		5.10

Distributions(b)
From net investment income	(0.47)	(0.49)		(0.58)		(0.59)		(0.43)		(0.35)
From net realized gain	(5.05)	—		(0.55)		(2.53)		(0.12)		—

Total distributions	(5.52)	(0.49)		(1.13)		(3.12)		(0.55)		(0.35)

Net asset value, end of period	$29.79	$35.07		$24.74		$28.08		$30.89		$28.32

Total Return(c)
Based on net asset value	0.63%	44.37%		(8.36	)%(d)	1.80%		11.16%		21.79	%(e)

Ratios to Average Net Assets(f)
Total expenses	0.70%	0.84	%(g)	0.89	%(h)(i)	0.87	%(i)	0.92	%(j)	0.94	%(j)

Total expenses after fees waived and/or reimbursed	0.54%	0.54	%(g)	0.54	%(h)(i)	0.54	%(i)	0.54	%(j)	0.77	%(j)

Net investment income	1.41%	1.58	%(g)	2.20	%(h)(i)	2.09	%(i)	1.87	%(j)	1.37	%(j)

Supplemental Data
Net assets, end of period (000)	$186,903	$194,452		$146,365		$192,744		$169,089		$166,970

Portfolio turnover rate	136%	126	%(k)	70%		161%		143%		137%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Where applicable, assumes the reinvestment of distributions.
(d)	Aggregate total return.
(e)

Includes payment received from a settlement of litigation, through its investment in the Master Portfolio, which impacted the Fund’s total return. Excluding the payment from a settlement of litigation, the Fund’s total return for the year ended September 30, 2017 was 21.66%.

(f)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(g)

From June 1, 2020 through February 28, 2021, the Fund invested in the Master Portfolio as part of a master-feeder structure and received its corresponding allocated fees waived and expenses and/or net investment income from the Master Portfolio. Includes the Fund’s share of the Master Portfolio’s allocated fees waived of 0.03%.

(h)	Annualized.
(i)

Includes the Fund’s share of the Master Portfolio’s allocated expenses and/or net investment income. Includes the Fund’s share of the Master Portfolio’s allocated fees waived of 0.05% and 0.03% for the period October 1, 2019 to May 31, 2020 and the year ended September 30, 2019, respectively.

(j)	Includes the Fund’s share of the Master Portfolio’s allocated expenses and/or net investment income. Includes the Fund’s share of the Master Portfolio’s allocated fees waived of less than 0.01%.
(k)	Portfolio turnover rate includes transactions from the Master Portfolio prior to March 1, 2021.

See notes to financial statements.

18	2 0 2 2 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock Advantage Large Cap Value Fund (continued)

	Investor A
	Year Ended May 31,			Period from 10/01/19 to 05/31/20		Year Ended September 30,
	2022	2021				2019		2018		2017

Net asset value, beginning of period	$34.26	$24.18		$27.45		$30.26		$27.76		$23.09

Net investment income(a)	0.36	0.38		0.34		0.49		0.47		0.28
Net realized and unrealized gain (loss)	(0.20)	10.13		(2.55)		(0.25)		2.51		4.65

Net increase (decrease) from investment operations	0.16	10.51		(2.21)		0.24		2.98		4.93

Distributions(b)
From net investment income	(0.39)	(0.43)		(0.51)		(0.52)		(0.36)		(0.26)
From net realized gain	(5.05)	—		(0.55)		(2.53)		(0.12)		—

Total distributions	(5.44)	(0.43)		(1.06)		(3.05)		(0.48)		(0.26)

Net asset value, end of period	$28.98	$34.26		$24.18		$27.45		$30.26		$27.76

Total Return(c)
Based on net asset value	0.40%	44.01%		(8.53	)%(d)	1.56%		10.86%		21.49	%(e)

Ratios to Average Net Assets(f)
Total expenses	0.97%	1.10	%(g)	1.15	%(h)(i)	1.14	%(i)	1.20	%(j)	1.22	%(j)

Total expenses after fees waived and/or reimbursed	0.79%	0.79	%(g)	0.79	%(h)(i)	0.79	%(i)	0.79	%(j)	1.04	%(j)

Net investment income	1.16%	1.33	%(g)	1.95	%(h)(i)	1.84	%(i)	1.61	%(j)	1.10	%(j)

Supplemental Data
Net assets, end of period (000)	$394,334	$405,607		$280,449		$336,565		$337,798		$346,128

Portfolio turnover rate	136%	126	%(k)	70%		161%		143%		137%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.
(d)	Aggregate total return.
(e)

Includes payment received from a settlement of litigation, through its investment in the Master Portfolio, which impacted the Fund’s total return. Excluding the payment from a settlement of litigation, the Fund’s total return for the year ended September 30, 2017 was 21.36%.

(f)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(g)

From June 1, 2020 through February 28, 2021, the Fund invested in the Master Portfolio as part of a master-feeder structure and received its corresponding allocated fees waived and expenses and/or net investment income from the Master Portfolio. Includes the Fund’s share of the Master Portfolio’s allocated fees waived of 0.03%.

(h)	Annualized.
(i)

Includes the Fund’s share of the Master Portfolio’s allocated expenses and/or net investment income. Includes the Fund’s share of the Master Portfolio’s allocated fees waived of 0.05% and 0.03% for the period October 1, 2019 to May 31, 2020 and the year ended September 30, 2019, respectively.

(j)	Includes the Fund’s share of the Master Portfolio’s allocated expenses and/or net investment income. Includes the Fund’s share of the Master Portfolio’s allocated fees waived of less than 0.01%.
(k)	Portfolio turnover rate includes transactions from the Master Portfolio prior to March 1, 2021.

See notes to financial statements.

F I N A N C I A L H I G H L I G H T S	19

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock Advantage Large Cap Value Fund (continued)

	Investor C
	Year Ended May 31,			Period from 10/01/19 to 05/31/20		Year Ended September 30,
	2022	2021				2019		2018		2017

Net asset value, beginning of period	$31.69	$22.31		$25.32		$28.06		$25.71		$21.36

Net investment income(a)	0.12	0.16		0.19		0.27		0.23		0.07
Net realized and unrealized gain (loss)	(0.19)	9.37		(2.36)		(0.24)		2.33		4.32

Net increase (decrease) from investment operations	(0.07)	9.53		(2.17)		0.03		2.56		4.39

Distributions(b)
From net investment income	(0.17)	(0.15)		(0.29)		(0.24)		(0.09)		(0.04)
From net realized gain	(5.05)	—		(0.55)		(2.53)		(0.12)		—

Total distributions	(5.22)	(0.15)		(0.84)		(2.77)		(0.21)		(0.04)

Net asset value, end of period	$26.40	$31.69		$22.31		$25.32		$28.06		$25.71

Total Return(c)
Based on net asset value	(0.38)%	42.99%		(9.00	)%(d)	0.79%		10.03%		20.59	%(e)

Ratios to Average Net Assets(f)
Total expenses	1.73%	1.85	%(g)	1.91	%(h)(i)	1.94	%(i)	1.97	%(j)	1.98	%(j)

Total expenses after fees waived and/or reimbursed	1.54%	1.54	%(g)	1.54	%(h)(i)	1.54	%(i)	1.54	%(j)	1.84	%(j)

Net investment income	0.41%	0.63	%(g)	1.20	%(h)(i)	1.08	%(i)	0.87	%(j)	0.29	%(j)

Supplemental Data
Net assets, end of period (000)	$18,099	$20,880		$43,395		$63,659		$94,919		$104,248

Portfolio turnover rate	136%	126	%(k)	70%		161%		143%		137%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.
(d)	Aggregate total return.
(e)

Includes payment received from a settlement of litigation, through its investment in the Master Portfolio, which impacted the Fund’s total return. Excluding the payment from a settlement of litigation, the Fund’s total return for the year ended September 30, 2017 was 20.44%.

(f)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(g)

From June 1, 2020 through February 28, 2021, the Fund invested in the Master Portfolio as part of a master-feeder structure and received its corresponding allocated fees waived and expenses and/or net investment income from the Master Portfolio. Includes the Fund’s share of the Master Portfolio’s allocated fees waived of 0.03%.

(h)	Annualized.
(i)

Includes the Fund’s share of the Master Portfolio’s allocated expenses and/or net investment income. Includes the Fund’s share of the Master Portfolio’s allocated fees waived of 0.05% and 0.03% for the period October 1, 2019 to May 31, 2020 and the year ended September 30, 2019, respectively.

(j)	Includes the Fund’s share of the Master Portfolio’s allocated expenses and/or net investment income. Includes the Fund’s share of the Master Portfolio’s allocated fees waived of less than 0.01%.
(k)	Portfolio turnover rate includes transactions from the Master Portfolio prior to March 1, 2021.

See notes to financial statements.

20	2 0 2 2 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock Advantage Large Cap Value Fund (continued)

	Class K
	Year Ended May 31,			Period from 10/01/19		Year Ended		Period from 01/25/18(a)
	2022	2021		to 05/31/20		09/30/19		to 09/30/18

Net asset value, beginning of period	$35.08	$24.74		$28.09		$30.90		$30.90

Net investment income(b)	0.47	0.47		0.40		0.58		0.39
Net realized and unrealized gain (loss)	(0.22)	10.38		(2.60)		(0.26)		(0.39)

Net increase (decrease) from investment operations	0.25	10.85		(2.20)		0.32		—

Distributions(c)
From net investment income	(0.48)	(0.51)		(0.60)		(0.60)		—
From net realized gain	(5.05)	—		(0.55)		(2.53)		—

Total distributions	(5.53)	(0.51)		(1.15)		(3.13)		—

Net asset value, end of period	$29.80	$35.08		$24.74		$28.09		$30.90

Total Return(d)
Based on net asset value	0.69%	44.48%		(8.35	)%(e)	1.85%		0.00	%(e)

Ratios to Average Net Assets(f)
Total expenses	0.63%	0.74	%(g)	0.80	%(h)(i)	0.79	%(i)	0.83	%(h)(j)

Total expenses after fees waived and/or reimbursed	0.49%	0.49	%(g)	0.49	%(h)(i)	0.49	%(i)	0.49	%(h)(j)

Net investment income	1.47%	1.62	%(g)	2.24	%(h)(i)	2.14	%(i)	1.88	%(h)(j)

Supplemental Data
Net assets, end of period (000)	$10,210	$8,258		$4,971		$5,699		$5,459

Portfolio turnover rate	136%	126	%(k)	70%		161%		143%

(a)	Commencement of operations.
(b)	Based on average shares outstanding.
(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Where applicable, assumes the reinvestment of distributions.
(e)	Aggregate total return.
(f)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(g)

From June 1, 2020 through February 28, 2021, the Fund invested in the Master Portfolio as part of a master-feeder structure and received its corresponding allocated fees waived and expenses and/or net investment income from the Master Portfolio. Includes the Fund’s share of the Master Portfolio’s allocated fees waived of 0.03%.

(h)	Annualized.
(i)

Includes the Fund’s share of the Master Portfolio’s allocated expenses and/or net investment income. Includes the Fund’s share of the Master Portfolio’s allocated fees waived of 0.05% and 0.03% for the period October 1, 2019 to May 31, 2020 and the year ended September 30, 2019, respectively.

(j)	Includes the Fund’s share of the Master Portfolio’s allocated expenses and/or net investment income. Includes the Fund’s share of the Master Portfolio’s allocated fees waived of less than 0.01%.
(k)	Portfolio turnover rate includes transactions from the Master Portfolio prior to March 1, 2021.

See notes to financial statements.

F I N A N C I A L H I G H L I G H T S	21

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock Advantage Large Cap Value Fund (continued)

	Class R
	Year Ended May 31,			Period from 10/01/19 to 05/31/20		Year Ended September 30,
	2022	2021				2019		2018		2017

Net asset value, beginning of period	$32.84	$23.18		$26.29		$29.10		$26.70		$22.21

Net investment income(a)	0.27	0.29		0.28		0.41		0.38		0.20
Net realized and unrealized gain (loss)	(0.19)	9.71		(2.43)		(0.26)		2.42		4.48

Net increase (decrease) from investment operations	0.08	10.00		(2.15)		0.15		2.80		4.68

Distributions(b)
From net investment income	(0.31)	(0.34)		(0.41)		(0.43)		(0.28)		(0.19)
From net realized gain	(5.05)	—		(0.55)		(2.53)		(0.12)		—

Total distributions	(5.36)	(0.34)		(0.96)		(2.96)		(0.40)		(0.19)

Net asset value, end of period	$27.56	$32.84		$23.18		$26.29		$29.10		$26.70

Total Return(c)
Based on net asset value	0.14%	43.63%		(8.65	)%(d)	1.29%		10.60%		21.15	%(e)

Ratios to Average Net Assets(f)
Total expenses	1.35%	1.41	%(g)	1.43	%(h)(i)	1.44	%(i)	1.47	%(j)	1.50	%(j)

Total expenses after fees waived and/or reimbursed	1.04%	1.04	%(g)	1.04	%(h)(i)	1.04	%(i)	1.04	%(j)	1.33	%(j)

Net investment income	0.91%	1.11	%(g)	1.69	%(h)(i)	1.59	%(i)	1.37	%(j)	0.80	%(j)

Supplemental Data
Net assets, end of period (000)	$8,440	$9,015		$10,820		$18,321		$29,497		$33,484

Portfolio turnover rate	136%	126	%(k)	70%		161%		143%		137%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Where applicable, assumes the reinvestment of distributions.
(d)	Aggregate total return.
(e)

Includes payment received from a settlement of litigation, through its investment in the Master Portfolio, which impacted the Fund’s total return. Excluding the payment from a settlement of litigation, the Fund’s total return for the year ended September 30, 2017 was 21.01%.

(f)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(g)

From June 1, 2020 through February 28, 2021, the Fund invested in the Master Portfolio as part of a master-feeder structure and received its corresponding allocated fees waived and expenses and/or net investment income from the Master Portfolio. Includes the Fund’s share of the Master Portfolio’s allocated fees waived of 0.03%.

(h)	Annualized.
(i)

Includes the Fund’s share of the Master Portfolio’s allocated expenses and/or net investment income. Includes the Fund’s share of the Master Portfolio’s allocated fees waived of 0.05% and 0.03% for the period October 1, 2019 to May 31, 2020 and the year ended September 30, 2019, respectively.

(j)	Includes the Fund’s share of the Master Portfolio’s allocated expenses and/or net investment income. Includes the Fund’s share of the Master Portfolio’s allocated fees waived of less than 0.01%.
(k)	Portfolio turnover rate includes transactions from the Master Portfolio prior to March 1, 2021.

See notes to financial statements.

22	2 0 2 2 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements

1.	ORGANIZATION

BlackRock Large Cap Series Funds, Inc. (the “Corporation”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Corporation is organized as a Maryland corporation. BlackRock Advantage Large Cap Value Fund (the “Fund”) is a series of the Corporation. The Fund is classified as diversified.

The Fund offers multiple classes of shares. All classes of shares have identical voting, dividend, liquidation and other rights and are subject to the same terms and conditions, except that certain classes bear expenses related to the shareholder servicing and distribution of such shares. Institutional and Class K Shares are sold only to certain eligible investors. Investor A, Investor C and Class R Shares bear certain expenses related to shareholder servicing of such shares, and Investor C and Class R Shares also bear certain expenses related to the distribution of such shares. Investor A and Investor C Shares are generally available through financial intermediaries. Class R Shares are sold only to certain employer-sponsored retirement plans. Each class has exclusive voting rights with respect to matters relating to its shareholder servicing and distribution expenditures (except that Investor C shareholders may vote on material changes to the Investor A Shares distribution and service plan).

Share Class	Initial Sales Charge	CDSC		Conversion Privilege
Institutional, Class K and Class R Shares	No	No		None
Investor A Shares	Yes	No	(a)	None
Investor C Shares	No	Yes	(b)	To Investor A Shares after approximately 8 years

(a)	Investor A Shares may be subject to a contingent deferred sales charge (“CDSC”) for certain redemptions where no initial sales charge was paid at the time of purchase.
(b)	A CDSC of 1.00% is assessed on certain redemptions of Investor C Shares made within one year after purchase.

Effective on July 6, 2021, the Fund’s Service Shares converted into Investor A Shares.

Prior to March 1, 2021, the Fund invested all of its assets in Master Advantage Large Cap Value Portfolio (the “Master Portfolio”), a series of Master Large Cap Series LLC (the “Master LLC”) and an affiliate of the Fund, which had the same investment objective and strategies as the Fund. The value of the Fund’s investment in the Master Portfolio reflected the Fund’s proportionate interest in the net assets of the Master Portfolio. The performance of the Fund was directly affected by the performance of the Master Portfolio. As of February 28, 2021, the Fund owned 100% of the Master Portfolio. For the period June 1, 2020 to February 28, 2021, the Master Portfolio allocated $6,846,974, $31,536,299 and $89,253,747 from net investment income, net realized gains and net change in unrealized appreciation (depreciation), respectively, to the Fund.

On March 1, 2021, the Fund ceased to invest in the Master Portfolio as part of a “master-feeder” structure and began to operate as a stand-alone fund. In connection with this change, the Fund entered into a management agreement with BlackRock Advisors, LLC (the “Manager”), the terms of which are substantially the same as the management agreement between the Manager and the Master Portfolio, including the management fee rate. The Fund received net assets of $583,497,963, which included net unrealized appreciation of $100,024,782 in exchange for its ownership in the Master Portfolio. The cost basis for the investments received from the Master Portfolio was carried forward to align ongoing reporting of the Fund’s realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes. The change into a stand-alone structure did not result in a change in net assets of the Fund and did not create a taxable event for the Fund or its shareholders.

The Fund, together with certain other registered investment companies advised by the Manager or its affiliates, is included in a complex of open-end equity, multi-asset, index and money market funds referred to as the BlackRock Multi-Asset Complex.

2.	SIGNIFICANT ACCOUNTING POLICIES

The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements, disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. The Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. Below is a summary of significant accounting policies:

Investment Transactions and Income Recognition: For financial reporting purposes, investment transactions are recorded on the dates the transactions are executed. Realized gains and losses on investment transactions are determined using the specific identification method. Dividend income and capital gain distributions, if any, are recorded on the ex-dividend dates. Non-cash dividends, if any, are recorded on the ex-dividend dates at fair value. Dividends from foreign securities where the ex-dividend dates may have passed are subsequently recorded when the Fund is informed of the ex-dividend dates. Under the applicable foreign tax laws, a withholding tax at various rates may be imposed on capital gains, dividends and interest. Upon notification from issuers, a portion of the dividend income received from a real estate investment trust may be redesignated as a reduction of cost of the related investment and/or realized gain. Income, expenses and realized and unrealized gains and losses are allocated daily to each class based on its relative net assets.

Foreign Taxes: The Fund may be subject to foreign taxes (a portion of which may be reclaimable) on income, stock dividends, capital gains on investments, or certain foreign currency transactions. All foreign taxes are recorded in accordance with the applicable foreign tax regulations and rates that exist in the foreign jurisdictions in which the Fund invests. These foreign taxes, if any, are paid by the Fund and are reflected in its Statement of Operations as follows: foreign taxes withheld at source are presented as a reduction of income, foreign taxes on securities lending income are presented as a reduction of securities lending income, foreign taxes on stock dividends are presented as “Foreign taxes withheld”, and foreign taxes on capital gains from sales of investments and foreign taxes on foreign currency transactions are included in their respective net realized gain (loss) categories. Foreign taxes payable or deferred as of May 31, 2022, if any, are disclosed in the Statement of Assets and Liabilities.

The Fund files withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld. The Fund may record a reclaim receivable based on collectability, which includes factors such as the jurisdiction’s applicable laws, payment history and market convention. The Statement of Operations includes tax reclaims recorded as well as professional and other fees, if any, associated with recovery of foreign withholding taxes.

N O T E S T O F I N A N C I A L S T A T E M E N T S	23

Notes to Financial Statements (continued)

Segregation and Collateralization: In cases where the Fund enters into certain investments (e.g., futures contracts) that would be treated as “senior securities” for 1940 Act purposes, the Fund may segregate or designate on its books and records cash or liquid assets having a market value at least equal to the amount of its future obligations under such investments. Doing so allows the investments to be excluded from treatment as a “senior security.” Furthermore, if required by an exchange or counterparty agreement, the Fund may be required to deliver/deposit cash and/or securities to/with an exchange, or broker-dealer or custodian as collateral for certain investments or obligations.

Distributions: Distributions paid by the Fund are recorded on the ex-dividend dates. The character and timing of distributions are determined in accordance with U.S. federal income tax regulations, which may differ from U.S. GAAP.

Indemnifications: In the normal course of business, the Fund enters into contracts that contain a variety of representations that provide general indemnification. The Fund’s maximum exposure under these arrangements is unknown because it involves future potential claims against the Fund, which cannot be predicted with any certainty.

Other: Expenses directly related to the Fund or its classes are charged to the Fund or the applicable class. Expenses directly related to the Fund and other shared expenses prorated to the Fund are allocated daily to each class based on its relative net assets or other appropriate methods. Other operating expenses shared by several funds, including other funds managed by the Manager, are prorated among those funds on the basis of relative net assets or other appropriate methods.

The Fund has an arrangement with its custodian whereby credits are earned on uninvested cash balances, which could be used to reduce custody fees and/or overdraft charges. The Fund may incur charges on overdrafts, subject to certain conditions.

3.	INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

Investment Valuation Policies: The Fund’s investments are valued at fair value (also referred to as “market value” within the financial statements) each day that the Fund is open for business and, for financial reporting purposes, as of the report date. U.S. GAAP defines fair value as the price a fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Fund determines the fair values of its financial instruments using various independent dealers or pricing services under policies approved by the Board of Trustees of the Fund (the “Board”). If a security’s market price is not readily available or does not otherwise accurately represent the fair value of the security, the security will be valued in accordance with a policy approved by the Board as reflecting fair value. The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) is the committee formed by management to develop global pricing policies and procedures and to oversee the pricing function for all financial instruments.

Fair Value Inputs and Methodologies: The following methods and inputs are used to establish the fair value of the Fund’s assets and liabilities:

•

Equity investments traded on a recognized securities exchange are valued at that day’s official closing price, as applicable, on the exchange where the stock is primarily traded. Equity investments traded on a recognized exchange for which there were no sales on that day may be valued at the last available bid (long positions) or ask (short positions) price.

•	Investments in open-end U.S. mutual funds (including money market funds) are valued at that day’s published net asset value (“NAV”).

•

The Fund values its investment in SL Liquidity Series, LLC, Money Market Series (the “Money Market Series”) at fair value, which is ordinarily based upon its pro rata ownership in the underlying fund’s net assets.

•	Futures contracts are valued based on that day’s last reported settlement or trade price on the exchange where the contract is traded.

Generally, trading in foreign instruments is substantially completed each day at various times prior to the close of trading on the NYSE. Each business day, the Funds use current market factors supplied by independent pricing services to value certain foreign instruments (“Systematic Fair Value Price”). The Systematic Fair Value Price is designed to value such foreign securities at fair value as of the close of trading on the NYSE, which follows the close of the local markets.

If events (e.g., market volatility, company announcement or a natural disaster) occur that are expected to materially affect the value of such investment, or in the event that application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Global Valuation Committee, or its delegate, in accordance with a policy approved by the Board as reflecting fair value (“Fair Valued Investments”). The fair valuation approaches that may be used by the Global Valuation Committee include market approach, income approach and cost approach. Valuation techniques such as discounted cash flow, use of market comparables and matrix pricing are types of valuation approaches and are typically used in determining fair value. When determining the price for Fair Valued Investments, the Global Valuation Committee, or its delegate, seeks to determine the price that the Fund might reasonably expect to receive or pay from the current sale or purchase of that asset or liability in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the Global Valuation Committee, or its delegate, deems relevant and consistent with the principles of fair value measurement. The pricing of all Fair Valued Investments is subsequently reported to the Board or a committee thereof on a quarterly basis.

Fair Value Hierarchy: Various inputs are used in determining the fair value of financial instruments. These inputs to valuation techniques are categorized into a fair value hierarchy consisting of three broad levels for financial reporting purposes as follows:

•	Level 1 – Unadjusted price quotations in active markets/exchanges for identical assets or liabilities that the Fund has the ability to access;

•

Level 2 – Other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market–corroborated inputs); and

•

Level 3 – Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Global Valuation Committee’s assumptions used in determining the fair value of financial instruments).

24	2 0 2 2 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements (continued)

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. Investments classified within Level 3 have significant unobservable inputs used by the Global Valuation Committee in determining the price for Fair Valued Investments. Level 3 investments include equity or debt issued by privately held companies or funds that may not have a secondary market and/or may have a limited number of investors. The categorization of a value determined for financial instruments is based on the pricing transparency of the financial instruments and is not necessarily an indication of the risks associated with investing in those securities.

As of May 31, 2022, certain investments of the Fund were fair valued using NAV per share as no quoted market value is available and therefore have been excluded from the fair value hierarchy.

4.	SECURITIES AND OTHER INVESTMENTS

Securities Lending: The Fund may lend its securities to approved borrowers, such as brokers, dealers and other financial institutions. The borrower pledges and maintains with the Fund collateral consisting of cash, an irrevocable letter of credit issued by a bank, or securities issued or guaranteed by the U.S. Government. The initial collateral received by the Fund is required to have a value of at least 102% of the current value of the loaned securities for securities traded on U.S. exchanges and a value of at least 105% for all other securities. The collateral is maintained thereafter at a value equal to at least 100% of the current market value of the securities on loan. The market value of the loaned securities is determined at the close of each business day of the Fund and any additional required collateral is delivered to the Fund, or excess collateral returned by the Fund, on the next business day. During the term of the loan, the Fund is entitled to all distributions made on or in respect of the loaned securities, but does not receive interest income on securities received as collateral. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.

As of period end, any securities on loan were collateralized by cash and/or U.S. Government obligations. Cash collateral invested by the securities lending agent, BlackRock Investment Management, LLC (“BIM”), if any, is disclosed in the Schedule of Investments. Any non-cash collateral received cannot be sold, re-invested or pledged by the Fund, except in the event of borrower default. The securities on loan, if any, are disclosed in the Fund’s Schedule of Investments. The market value of any securities on loan and the value of any related collateral are shown separately in the Statement of Assets and Liabilities as a component of investments at value – unaffiliated and collateral on securities loaned, respectively.

Securities lending transactions are entered into by the Fund under Master Securities Lending Agreements (each, an “MSLA”), which provide the right, in the event of default (including bankruptcy or insolvency), for the non-defaulting party to liquidate the collateral and calculate a net exposure to the defaulting party or request additional collateral. In the event that a borrower defaults, the Fund, as lender, would offset the market value of the collateral received against the market value of the securities loaned. When the value of the collateral is greater than that of the market value of the securities loaned, the lender is left with a net amount payable to the defaulting party. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of an MSLA counterparty’s bankruptcy or insolvency. Under the MSLA, absent an event of default, the borrower can resell or re-pledge the loaned securities, and the Fund can reinvest cash collateral received in connection with loaned securities. Upon an event of default, the parties’ obligations to return the securities or collateral to the other party are extinguished, and the parties can resell or re-pledge the loaned securities or the collateral received in connection with the loaned securities in order to satisfy the defaulting party’s net payment obligation for all transactions under the MSLA. The defaulting party remains liable for any deficiency.

As of period end, the following table is a summary of the Fund’s securities on loan by counterparty which are subject to offset under an MSLA:

Counterparty	Securities Loaned at Value	Cash Collateral Received(a)	Non-Cash Collateral Received	Net Amount
Citigroup Global Markets, Inc.	$ 84,800	$ (84,800)	$—	$—
Morgan Stanley	1,040,298	(1,040,298)	—	—

	$1,125,098	$(1,125,098)	$—	$—

(a)

Collateral received, if any, in excess of the market value of securities on loan is not presented in this table. The total cash collateral received by the Fund is disclosed in the Fund’s Statement of Assets and Liabilities.

The risks of securities lending include the risk that the borrower may not provide additional collateral when required or may not return the securities when due. To mitigate these risks, the Fund benefits from a borrower default indemnity provided by BIM. BIM’s indemnity allows for full replacement of the securities loaned to the extent the collateral received does not cover the value on the securities loaned in the event of borrower default. The Fund could incur a loss if the value of an investment purchased with cash collateral falls below the market value of loaned securities or if the value of an investment purchased with cash collateral falls below the value of the original cash collateral received. Such losses are borne entirely by the Fund.

5.	DERIVATIVE FINANCIAL INSTRUMENTS

The Fund engages in various portfolio investment strategies using derivative contracts both to increase the returns of the Fund and/or to manage its exposure to certain risks such as credit risk, equity risk, interest rate risk, foreign currency exchange rate risk, commodity price risk or other risks (e.g., inflation risk). Derivative financial instruments categorized by risk exposure are included in the Schedule of Investments. These contracts may be transacted on an exchange or over-the-counter .

Futures Contracts: Futures contracts are purchased or sold to gain exposure to, or manage exposure to, changes in interest rates (interest rate risk) and changes in the value of equity securities (equity risk) or foreign currencies (foreign currency exchange rate risk).

N O T E S T O F I N A N C I A L S T A T E M E N T S	25

Notes to Financial Statements (continued)

Futures contracts are exchange-traded agreements between the Fund and a counterparty to buy or sell a specific quantity of an underlying instrument at a specified price and on a specified date. Depending on the terms of a contract, it is settled either through physical delivery of the underlying instrument on the settlement date or by payment of a cash amount on the settlement date. Upon entering into a futures contract, the Fund is required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on a contract’s size and risk profile. The initial margin deposit must then be maintained at an established level over the life of the contract. Amounts pledged, which are considered restricted, are included in cash pledged for futures contracts in the Statement of Assets and Liabilities.

Securities deposited as initial margin are designated in the Schedule of Investments and cash deposited, if any, are shown as cash pledged for futures contracts in the Statement of Assets and Liabilities. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in market value of the contract (“variation margin”). Variation margin is recorded as unrealized appreciation (depreciation) and, if any, shown as variation margin receivable (or payable) on futures contracts in the Statement of Assets and Liabilities. When the contract is closed, a realized gain or loss is recorded in the Statement of Operations equal to the difference between the notional amount of the contract at the time it was opened and the notional amount at the time it was closed. The use of futures contracts involves the risk of an imperfect correlation in the movements in the price of futures contracts and interest rates, foreign currency exchange rates or underlying assets.

6.	INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Advisory: The Corporation, on behalf of the Fund, entered into an Investment Advisory Agreement with the Manager, the Fund’s investment adviser and an indirect, wholly-owned subsidiary of BlackRock, Inc. (“BlackRock”), to provide investment advisory and administrative services. The Manager is responsible for the management of the Fund’s portfolio and provides the personnel, facilities, equipment and certain other services necessary to the operations of the Fund.

For such services, the Fund pays the Manager a monthly fee at an annual rate equal to the following percentages of the average daily value of the Fund’s net assets:

Average Daily Net Assets	Investment Advisory Fees
First $1 billion	0.49%
$1 billion - $3 billion	0.46
$3 billion - $5 billion	0.44
$5 billion - $10 billion	0.43
Greater than $10 billion	0.42

Service and Distribution Fees: The Corporation, on behalf of the Fund, entered into a Distribution Agreement and a Distribution and Service Plan with BlackRock Investments, LLC (“BRIL”), an affiliate of the Manager. Pursuant to the Distribution and Service Plan and in accordance with Rule 12b-1 under the 1940 Act, the Fund pays BRIL ongoing service and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the relevant share class of the Fund as follows:

Share Class	Service Fees	Distribution Fees
Service	0.25%	N/A
Investor A	0.25	N/A
Investor C	0.25	0.75%
Class R	0.25	0.25

BRIL and broker-dealers, pursuant to sub-agreements with BRIL, provide shareholder servicing and distribution services to the Fund. The ongoing service and/or distribution fee compensates BRIL and each broker-dealer for providing shareholder servicing and/or distribution related services to shareholders.

For the year ended May 31, 2022, the following table shows the class specific service and distribution fees borne directly by each share class of the Fund:

	Service	Investor A	Investor C	Class R	Total
Service and distribution — class specific	$3,857	$1,027,014	$191,530	$44,795	$1,267,196

Administration: The Corporation, on behalf of the Fund, entered into an Administration Agreement with the Manager, an indirect, wholly-owned subsidiary of BlackRock, to provide administrative services. For these services, the Manager receives an administration fee computed daily and payable monthly, based on a percentage of the average daily net assets of the Fund. The administration fee, which is shown as administration in the Statement of Operations, is paid at the annual rates below.

Average Daily Net Assets	Administration Fees
First $500 million	0.0425%
$500 million - $1 billion	0.0400
$1 billion - $2 billion	0.0375
$2 billion - $4 billion	0.0350
$4 billion - $13 billion	0.0325
Greater than $13 billion	0.0300

In addition, the Manager charges each of the share classes an administration fee, which is shown as administration — class specific in the Statement of Operations, at an annual rate of 0.02% of the average daily net assets of each respective class.

26	2 0 2 2 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements (continued)

For the year ended May 31, 2022, the following table shows the class specific administration fees borne directly by each share class of the Fund:

	Institutional	Service	Investor A	Investor C	Class K	Class R	Total
Administration — class specific	$ 39,086	$ 308	$ 82,168	$ 3,837	$ 1,875	$ 1,792	$ 129,066

Transfer Agent: Pursuant to written agreements, certain financial intermediaries, some of which may be affiliates, provide the Fund with sub-accounting, recordkeeping, sub-transfer agency and other administrative services with respect to servicing of underlying investor accounts. For these services, these entities receive an asset-based fee or an annual fee per shareholder account, which will vary depending on share class and/or net assets. For the year ended May 31, 2022, the Fund did not pay any amounts to affiliates in return for these services.

The Manager maintains a call center that is responsible for providing certain shareholder services to the Fund. Shareholder services include responding to inquiries and processing purchases and sales based upon instructions from shareholders. For the year ended May 31, 2022, the Fund reimbursed the Manager the following amounts for costs incurred in running the call center, which are included in transfer agent — class specific in the Statement of Operations:

	Institutional	Service	Investor A	Investor C	Class K	Class R	Total
Reimbursed amounts	$ 894	$ 457	$ 23,596	$ 694	$ 31	$ 106	$ 25,778

For the year ended May 31, 2022, the following table shows the class specific transfer agent fees borne directly by each share class of the Fund:

	Institutional	Service	Investor A	Investor C	Class K	Class R	Total
Transfer agent — class specific	$ 163,266	$ 1,698	$ 418,959	$ 21,438	$ 702	$ 20,688	$ 626,751

Other Fees: For the year ended May 31, 2022, affiliates earned underwriting discounts, direct commissions and dealer concessions on sales of the Fund’s Investor A Shares of $11,886.

For the year ended May 31, 2022, affiliates received CDSCs as follows:

Share Class	Amounts
Investor A	$1,110
Investor C	2,327

Expense Limitations, Waivers and Reimbursements: The Manager contractually agreed to waive its investment advisory fees by the amount of investment advisory fees the Fund pays to the Manager indirectly through its investment in affiliated money market funds (the “affiliated money market fund waiver”) through June 30, 2023. The contractual agreement may be terminated upon 90 days’ notice by a majority of the trustees who are not “interested persons” of the Trust, as defined in the 1940 Act (“Independent Trustees”), or by a vote of a majority of the outstanding voting securities of the Fund. The amount of waivers and/or reimbursements of fees and expenses made pursuant to the expense limitation described below will be reduced by the amount of the affiliated money market fund waiver. This amount is included in fees waived and/or reimbursed by the Manager in the Statement of Operations. For the year ended May 31, 2022, the amount waived was $1,777.

The Manager has contractually agreed to waive its investment advisory fee with respect to any portion of the Fund’s assets invested in affiliated equity and fixed-income mutual funds and affiliated exchange-traded funds that have a contractual management fee through June 30, 2023. The contractual agreement may be terminated upon 90 days’ notice by a majority of the Independent Trustees, or by a vote of a majority of the outstanding voting securities of the Fund. For the year ended May 31, 2022, there were no fees waived by the Manager pursuant to this arrangement.

The Manager contractually agreed to waive and/or reimburse fees or expenses in order to limit expenses, excluding interest expense, dividend expense, tax expense, acquired fund fees and expenses, and certain other fund expenses, which constitute extraordinary expenses not incurred in the ordinary course of the Fund’s business (“expense limitation”). The expense limitations as a percentage of average daily net assets are as follows:

Share Class	Expense Limitations
Institutional	0.54%
Service	0.79
Investor A	0.79
Investor C	1.54
Class K	0.49
Class R	1.04

The Manager has agreed not to reduce or discontinue these contractual expense limitations through June 30, 2023, unless approved by the Board, including a majority of the Independent Directors, or by a vote of a majority of the outstanding voting securities of the Fund. For the year ended May 31, 2022, the Manager waived and/or reimbursed $695,471 which is included in fees waived and/or reimbursed by the Manager in the Statement of Operations.

N O T E S T O F I N A N C I A L S T A T E M E N T S	27

Notes to Financial Statements (continued)

In addition, these amounts waived and/or reimbursed by the Manager are included in administration fees waived — class specific and transfer agent fees waived and/or reimbursed — class specific, respectively, in the Statement of Operations. For the year ended May 31, 2022, class specific expense waivers and/or reimbursements were as follows:

	Institutional	Service	Investor A	Investor C	Class K	Class R	Total
Administration fees waived — class specific	$ 38,976	$ 308	$ 81,941	$ 3,827	$ 1,875	$ 1,787	$ 128,714
Transfer agent fees waived and/or reimbursed — class specific	65,780	892	214,066	11,466	702	16,194	309,100

Securities Lending: The U.S. Securities and Exchange Commission (“SEC”) has issued an exemptive order which permits BIM, an affiliate of the Manager, to serve as securities lending agent for the Fund, subject to applicable conditions. As securities lending agent, BIM bears all operational costs directly related to securities lending. The Fund is responsible for expenses in connection with the investment of cash collateral received for securities on loan (the “collateral investment expenses”). The cash collateral is invested in a private investment company, Money Market Series, managed by the Manager or its affiliates. However, BIM has agreed to cap the collateral investment expenses of the Money Market Series to an annual rate of 0.04%. The investment adviser to the Money Market Series will not charge any advisory fees with respect to shares purchased by the Fund. The Money Market Series may, under certain circumstances, impose a liquidity fee of up to 2% of the value withdrawn or temporarily restrict withdrawals for up to 10 business days during a 90 day period, in the event that the private investment company’s weekly liquid assets fall below certain thresholds. The Money Market Series seeks current income consistent with maintaining liquidity and preserving capital. Although the Money Market Series is not registered under the 1940 Act, its investments may follow the parameters of investments by a money market fund that is subject to Rule 2a-7 under the 1940 Act.

Securities lending income is equal to the total of income earned from the reinvestment of cash collateral, net of fees and other payments to and from borrowers of securities, and less the collateral investment expenses. The Fund retains a portion of securities lending income and remits a remaining portion to BIM as compensation for its services as securities lending agent.

Pursuant to the current securities lending agreement, the Fund retains 81% of securities lending income (which excludes collateral investment expenses), and this amount retained can never be less than 70% of the total of securities lending income plus the collateral investment expenses.

In addition, commencing the business day following the date that the aggregate securities lending income earned across the BlackRock Multi-Asset Complex in a calendar year exceeds a specified threshold, the Fund, pursuant to the securities lending agreement, will retain for the remainder of that calendar year securities lending income in an amount equal to 81% of securities lending income (which excludes collateral investment expenses), and this amount retained can never be less than 70% of the total of securities lending income plus the collateral investment expenses.

Prior to January 1, 2022, the Fund retained 77% of securities lending income (which excluded collateral investment expenses) and the amount retained could never be less than 70% of the total of securities lending income plus the collateral investment expenses. In addition, commencing the business day following the date that the aggregate securities lending income earned across the BlackRock Multi-Asset Complex in a calendar year exceeded a specified threshold, the Fund would retain for the remainder of that calendar year 81% of securities lending income (which excluded collateral investment expenses), and the amount retained could never be less than 70% of the total of securities lending income plus the collateral investment expenses.

The share of securities lending income earned by the Fund is shown as securities lending income — affiliated — net in the Statement of Operations. For the year ended May 31, 2022, the Fund paid BIM $10,106 for securities lending agent services.

Interfund Lending: In accordance with an exemptive order (the “Order”) from the SEC, the Fund may participate in a joint lending and borrowing facility for temporary purposes (the “Interfund Lending Program”), subject to compliance with the terms and conditions of the Order, and to the extent permitted by the Fund’s investment policies and restrictions. The Fund is currently permitted to borrow under the Interfund Lending Program.

A lending BlackRock fund may lend in aggregate up to 15% of its net assets but may not lend more than 5% of its net assets to any one borrowing fund through the Interfund Lending Program. A borrowing BlackRock fund may not borrow through the Interfund Lending Program or from any other source more than 33 1/3% of its total assets (or any lower threshold provided for by the fund’s investment restrictions). If a borrowing BlackRock fund’s total outstanding borrowings exceed 10% of its total assets, each of its outstanding interfund loans will be subject to collateralization of at least 102% of the outstanding principal value of the loan. All interfund loans are for temporary or emergency purposes and the interest rate to be charged will be the average of the highest current overnight repurchase agreement rate available to a lending fund and the bank loan rate, as calculated according to a formula established by the Board.

During the year ended May 31, 2022, the Fund did not participate in the Interfund Lending Program.

Directors and Officers: Certain directors and/or officers of the Corporation are directors and/or officers of BlackRock or its affiliates. The Fund reimburses the Manager for a portion of the compensation paid to the Corporation’s Chief Compliance Officer, which is included in Directors and Officer in the Statement of Operations.

Other Transactions: The Fund may purchase securities from, or sell securities to, an affiliated fund provided the affiliation is due solely to having a common investment adviser, common officers, or common trustees. For the year ended May 31, 2022, the purchase and sale transactions and any net realized gains (losses) with an affiliated fund in compliance with Rule 17a-7 under the 1940 Act were as follows:

Purchases	Sales	Net Realized Loss
$ 39,069,232	$ 22,243,072	$ (2,677,571)

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Notes to Financial Statements (continued)

7.	PURCHASES AND SALES

For the year ended May 31, 2022, purchases and sales of investments, excluding short-term investments, were $866,092,305 and $895,153,315, respectively.

8.	INCOME TAX INFORMATION

It is the Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute substantially all of its taxable income to its shareholders. Therefore, no U.S. federal income tax provision is required.

The Fund files U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on the Fund’s U.S. federal tax returns generally remains open for a period of three years after they are filed. The statutes of limitations on the Fund’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.

Management has analyzed tax laws and regulations and their application to the Fund as of May 31, 2022, inclusive of the open tax return years, and does not believe that there are any uncertain tax positions that require recognition of a tax liability in the Fund’s financial statements.

The tax character of distributions paid was as follows:

	05/31/22	05/31/21
Ordinary income	$ 62,455,146	$ 8,535,339
Long-term capital gains	43,956,359	—

	$ 106,411,505	$ 8,535,339

As of period end, the tax components of accumulated net earnings were as follows:

Amounts
Undistributed ordinary income	$ 3,532,826
Undistributed long-term capital gains	23,879,246
Net unrealized gains(a)	57,550,759
Qualified late-year losses(b)	(8,320,971)

$ 76,641,860

(a)

The differences between book-basis and tax-basis net accumulated gains were attributable primarily to the tax deferral of losses on wash sales, the timing of income recognition on partnership interests and the realization for tax purposes of unrealized gains/losses on certain futures contracts.

(b)	The Fund has elected to defer certain qualified late-year losses and recognize such losses in the next taxable year.

As of May 31, 2022, gross unrealized appreciation and depreciation based on cost of investments (including short positions and derivatives, if any) for U.S. federal income tax purposes were as follows:

Amounts
Tax cost	$562,290,933

Gross unrealized appreciation	$75,219,484
Gross unrealized depreciation	(17,683,760)

Net unrealized appreciation (depreciation)	$57,535,724

9.	BANK BORROWINGS

The Fund, along with certain other funds managed by the Manager and its affiliates (“Participating Funds”), is a party to a 364-day, $2.5 billion credit agreement with a group of lenders. Under this agreement, the Fund may borrow to fund shareholder redemptions. Excluding commitments designated for certain individual funds, the Participating Funds, including the Fund, can borrow up to an aggregate commitment amount of $1.75 billion at any time outstanding, subject to asset coverage and other limitations as specified in the agreement. The credit agreement has the following terms: a fee of 0.10% per annum on unused commitment amounts and interest at a rate equal to the higher of (a) Overnight Bank Funding Rate (“OBFR”) (but, in any event, not less than 0.00%) on the date the loan is made plus 0.80% per annum, (b) the Fed Funds rate (but, in any event, not less than 0.00%) in effect from time to time plus 0.80% per annum on amounts borrowed or (c) the sum of (x) Daily Simple Secured Overnight Financing Rate (“SOFR”) (but, in any event, not less than 0.00%) on the date the loan is made plus 0.10% and (y) 0.80% per annum. The agreement expires in April 2023 unless extended or renewed. These fees were allocated among such funds based upon portions of the aggregate commitment available to them and relative net assets of Participating Funds. During the year ended May 31, 2022, the Fund did not borrow under the credit agreement.

10.	PRINCIPAL RISKS

In the normal course of business, the Fund invests in securities or other instruments and may enter into certain transactions, and such activities subject the Fund to various risks, including among others, fluctuations in the market (market risk) or failure of an issuer to meet all of its obligations. The value of securities or other instruments may also be affected by various factors, including, without limitation: (i) the general economy; (ii) the overall market as well as local, regional or global political and/or social instability;

N O T E S T O F I N A N C I A L S T A T E M E N T S	29

Notes to Financial Statements (continued)

(iii) regulation, taxation or international tax treaties between various countries; or (iv) currency, interest rate and price fluctuations. Local, regional or global events such as war, acts of terrorism, the spread of infectious illness or other public health issues, recessions, or other events could have a significant impact on the Fund and its investments. The Fund’s prospectus provides details of the risks to which the Fund is subject.

The Fund may be exposed to additional risks when reinvesting cash collateral in money market funds that do not seek to maintain a stable NAV per share of $1.00, which may be subject to redemption gates or liquidity fees under certain circumstances.

Market Risk: An outbreak of respiratory disease caused by a novel coronavirus has developed into a global pandemic and has resulted in closing borders, quarantines, disruptions to supply chains and customer activity, as well as general concern and uncertainty. The impact of this pandemic, and other global health crises that may arise in the future, could affect the economies of many nations, individual companies and the market in general in ways that cannot necessarily be foreseen at the present time. This pandemic may result in substantial market volatility and may adversely impact the prices and liquidity of a fund’s investments. Although vaccines have been developed and approved for use by various governments, the duration of this pandemic and its effects cannot be determined with certainty.

Valuation Risk: The market values of equities, such as common stocks and preferred securities or equity related investments, such as futures and options, may decline due to general market conditions which are not specifically related to a particular company. They may also decline due to factors which affect a particular industry or industries. The Fund may invest in illiquid investments. An illiquid investment is any investment that the Fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. The Fund may experience difficulty in selling illiquid investments in a timely manner at the price that it believes the investments are worth. Prices may fluctuate widely over short or extended periods in response to company, market or economic news. Markets also tend to move in cycles, with periods of rising and falling prices. This volatility may cause the Fund’s NAV to experience significant increases or decreases over short periods of time. If there is a general decline in the securities and other markets, the NAV of the Fund may lose value, regardless of the individual results of the securities and other instruments in which the Fund invests.

The price the Fund could receive upon the sale of any particular portfolio investment may differ from the Fund’s valuation of the investment, particularly for securities that trade in thin or volatile markets or that are valued using a fair valuation technique or a price provided by an independent pricing service. Changes to significant unobservable inputs and assumptions (i.e., publicly traded company multiples, growth rate, time to exit) due to the lack of observable inputs may significantly impact the resulting fair value and therefore the Fund’s results of operations. As a result, the price received upon the sale of an investment may be less than the value ascribed by the Fund, and the Fund could realize a greater than expected loss or lesser than expected gain upon the sale of the investment. The Fund’s ability to value its investments may also be impacted by technological issues and/or errors by pricing services or other third-party service providers.

Counterparty Credit Risk: The Fund may be exposed to counterparty credit risk, or the risk that an entity may fail to or be unable to perform on its commitments related to unsettled or open transactions, including making timely interest and/or principal payments or otherwise honoring its obligations. The Fund manages counterparty credit risk by entering into transactions only with counterparties that the Manager believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Fund to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Fund’s exposure to market, issuer and counterparty credit risks with respect to these financial assets is approximately their value recorded in the Statement of Assets and Liabilities, less any collateral held by the Fund.

A derivative contract may suffer a mark-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform under the contract.

With exchange-traded futures, there is less counterparty credit risk to the Fund since the exchange or clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, the Fund does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default (including the bankruptcy or insolvency). Additionally, credit risk exists in exchange-traded futures and centrally cleared swaps with respect to initial and variation margin that is held in a clearing broker’s customer accounts. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients, typically the shortfall would be allocated on a pro rata basis across all the clearing broker’s customers, potentially resulting in losses to the Fund.

Significant Shareholder Redemption Risk: Certain shareholders may own or manage a substantial amount of fund shares and/or hold their fund investments for a limited period of time. Large redemptions of fund shares by these shareholders may force a Fund to sell portfolio securities, which may negatively impact the fund’s NAV, increase the fund’s brokerage costs, and/or accelerate the realization of taxable income/gains and cause the fund to make additional taxable distributions to shareholders.

LIBOR Transition Risk: The United Kingdom’s Financial Conduct Authority announced a phase out of the LIBOR. Although many LIBOR rates ceased to be published or no longer are representative of the underlying market they seek to measure after December 31, 2021, a selection of widely used USD LIBOR rates will continue to be published through June 2023 in order to assist with the transition. The Fund may be exposed to financial instruments tied to LIBOR to determine payment obligations, financing terms, hedging strategies or investment value. The transition process away from LIBOR might lead to increased volatility and illiquidity in markets for, and reduce the effectiveness of new hedges placed against instruments whose terms currently include LIBOR. The ultimate effect of the LIBOR transition process on the Fund is uncertain.

30	2 0 2 2 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements (continued)

11.	CAPITAL SHARE TRANSACTIONS

Transactions in capital shares for each class were as follows:

	Year Ended 05/31/22		Year Ended 05/31/21
Share Class	Shares	Amounts	Shares	Amounts
Institutional
Shares sold	915,940	$28,986,414	1,016,131	$29,500,010
Shares issued in reinvestment of distributions	917,328	28,547,837	88,049	2,371,163
Shares redeemed	(1,104,695)	(34,353,481)	(1,475,664)	(43,884,479)

	728,573	$23,180,770	(371,484)	$(12,013,306)

Service(a)
Shares sold	2,088	$71,736	19,890	$627,034
Shares issued in reinvestment of distributions	—	—	7,100	189,572
Shares redeemed and automatic conversion of shares	(453,246)	(15,610,547)	(31,243)	(890,786)

	(451,158)	$(15,538,811)	(4,253)	$(74,180)

Investor A
Shares sold and automatic conversion of shares	1,527,485	$48,539,900	2,144,188	$58,662,807
Shares issued in reinvestment of distributions	2,044,253	62,034,841	169,922	4,471,396
Shares redeemed	(1,803,689)	(55,590,938)	(2,072,914)	(56,897,469)

	1,768,049	$54,983,803	241,196	$6,236,734

Investor C
Shares sold	172,422	$4,896,841	190,764	$5,129,647
Shares issued in reinvestment of distributions	118,748	3,308,545	11,029	253,572
Shares redeemed and automatic conversion of shares	(264,687)	(7,567,062)	(1,487,464)	(35,290,513)

	26,483	$638,324	(1,285,671)	$(29,907,294)

Class K
Shares sold	163,719	$5,160,955	66,988	$2,150,208
Shares issued in reinvestment of distributions	48,756	1,514,064	3,700	99,492
Shares redeemed	(105,279)	(3,245,112)	(36,167)	(1,037,731)

	107,196	$3,429,907	34,521	$1,211,969

Class R
Shares sold	45,560	$1,349,808	41,857	$1,150,574
Shares issued in reinvestment of distributions	51,590	1,492,653	5,210	129,721
Shares redeemed	(65,423)	(1,940,331)	(239,413)	(6,169,089)

	31,727	$902,130	(192,346)	$(4,888,794)

	2,210,870	$67,596,123	(1,578,037)	$(39,434,871)

(a)	On July 6, 2021, the Fund’s issued and outstanding Service Shares converted into Investor A Shares.

12.	SUBSEQUENT EVENTS

Management has evaluated the impact of all subsequent events on the Fund through the date the financial statements were issued and has determined that there were no subsequent events requiring adjustment or additional disclosure in the financial statements.

N O T E S T O F I N A N C I A L S T A T E M E N T S	31

Report of Independent Registered Public Accounting Firm

To the Shareholders of BlackRock Advantage Large Cap Value Fund and the Board of Directors of BlackRock Large Cap Series Funds, Inc.:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities of BlackRock Advantage Large Cap Value Fund of BlackRock Large Cap Series Funds, Inc. (the “Fund”), including the schedule of investments, as of May 31, 2022, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the two years in the period then ended, for the period from October 1, 2019 through May 31, 2020, and for each of the three years in the period ended September 30, 2019, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of May 31, 2022, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the two years in the period then ended, for the period from October 1, 2019 through May 31, 2020, and for each of the three years in the period ended September 30, 2019, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of May 31, 2022, by correspondence with custodians or counterparties; when replies were not received, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

Deloitte & Touche LLP

Boston, Massachusetts

July 21, 2022

We have served as the auditor of one or more BlackRock investment companies since 1992.

32	2 0 2 2 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Important Tax Information (unaudited)

The following amount, or maximum amount allowable by law are hereby designated as qualified dividend income for individuals for the fiscal year ended May 31, 2022:

Fund Name	Qualified Dividend Income
BlackRock Advantage Large Cap Value Fund	$ 12,401,561

The Fund hereby designates the following amount, or maximum amount allowable by law, as capital gain dividends, subject to a long-term capital gains tax rate of not greater than 20%, for the fiscal year ended May 31, 2022:

Fund Name	20% Rate Long-Term Capital Gain Dividends
BlackRock Advantage Large Cap Value Fund	$43,956,359

The following percentage, or maximum percentage allowable by law, of ordinary income distributions paid during the fiscal year ended May 31, 2022 qualified for the dividends-received deduction for corporate shareholders:

Fund Name	Dividends-Received Deduction

BlackRock Advantage Large Cap Value Fund	20.60%

The Fund hereby designates the following amount, or maximum amount allowable by law, as qualified short-term capital gains eligible for exemption from U.S. withholding tax for nonresident aliens and foreign corporations for the fiscal year ended May 31, 2022:

Fund Name	Qualified Short-Term Capital Gains Dividends
BlackRock Advantage Large Cap Value Fund	$54,354,419

I M P O R T A N T T A X I N F O R M A T I O N	33

Disclosure of Investment Advisory Agreement

The Board of Directors (the “Board,” the members of which are referred to as “Board Members”) of BlackRock Large Cap Series Funds, Inc. (the “Company”) met on April 20, 2022 (the “April Meeting”) and May 10-11, 2022 (the “May Meeting”) to consider the approval to continue the investment advisory agreement (the “Agreement”) between the Company, on behalf of BlackRock Advantage Large Cap Value Fund (the “Fund”), and BlackRock Advisors, LLC (the “Manager” or “BlackRock”), the Fund’s investment advisor.

The Approval Process

Consistent with the requirements of the Investment Company Act of 1940 (the “1940 Act”), the Board considers the approval of the continuation of the Agreement for the Fund on an annual basis. The Board members who are not “interested persons” of the Company, as defined in the 1940 Act, are considered independent Board members (the “Independent Board Members”). The Board’s consideration entailed a year-long deliberative process during which the Board and its committees assessed BlackRock’s various services to the Fund, including through the review of written materials and oral presentations, and the review of additional information provided in response to requests from the Independent Board Members. The Board had four quarterly meetings per year, each typically extending for two days, as well as additional ad hoc meetings and executive sessions throughout the year, as needed. The committees of the Board similarly met throughout the year. The Board also had an additional one-day meeting to consider specific information surrounding the renewal of the Agreement. In particular, the Board assessed, among other things, the nature, extent and quality of the services provided to the Fund by BlackRock, BlackRock’s personnel and affiliates, including (as applicable): investment management services; accounting oversight; administrative and shareholder services; oversight of the Fund’s service providers; risk management and oversight; and legal, regulatory and compliance services. Throughout the year, including during the contract renewal process, the Independent Board Members were advised by independent legal counsel, and met with independent legal counsel in various executive sessions outside of the presence of BlackRock’s management.

During the year, the Board, acting directly and through its committees, considered information that was relevant to its annual consideration of the renewal of the Agreement, including the services and support provided by BlackRock to the Fund and its shareholders. BlackRock also furnished additional information to the Board in response to specific questions from the Board. Among the matters the Board considered were: (a) investment performance for one-year, three-year, five-year, and/or since inception periods, as applicable, against peer funds, relevant benchmarks, and other performance metrics, as applicable, as well as BlackRock senior management’s and portfolio managers’ analyses of the reasons for any outperformance or underperformance relative to its peers, benchmarks, and other performance metrics, as applicable; (b) fees, including advisory, administration, if applicable, and other amounts paid to BlackRock and its affiliates by the Fund for services; (c) Fund operating expenses and how BlackRock allocates expenses to the Fund; (d) the resources devoted to, risk oversight of, and compliance reports relating to, implementation of the Fund’s investment objective, policies and restrictions, and meeting regulatory requirements; (e) BlackRock’s and the Fund’s adherence to applicable compliance policies and procedures; (f) the nature, character and scope of non-investment management services provided by BlackRock and its affiliates and the estimated cost of such services, as available; (g) BlackRock’s and other service providers’ internal controls and risk and compliance oversight mechanisms; (h) BlackRock’s implementation of the proxy voting policies approved by the Board; (i) the use of brokerage commissions and execution quality of portfolio transactions; (j) BlackRock’s implementation of the Fund’s valuation and liquidity procedures; (k) an analysis of management fees paid to BlackRock for products with similar investment mandates across the open-end fund, exchange-traded fund (“ETF”), closed-end fund, sub-advised mutual fund, separately managed account, collective investment trust, and institutional separate account product channels, as applicable, and the similarities and differences between these products and the services provided as compared to the Fund; (l) BlackRock’s compensation methodology for its investment professionals and the incentives and accountability it creates, along with investment professionals’ investments in the fund(s) they manage; and (m) periodic updates on BlackRock’s business.

Prior to and in preparation for the April Meeting, the Board received and reviewed materials specifically relating to the renewal of the Agreement. The Independent Board Members continuously engaged in a process with their independent legal counsel and BlackRock to review the nature and scope of the information provided to the Board to better assist its deliberations. The materials provided in connection with the April Meeting included, among other things: (a) information independently compiled and prepared by Broadridge Financial Solutions, Inc. (“Broadridge”), based on either a Lipper classification or Morningstar category, regarding the Fund’s fees and expenses as compared with a peer group of funds as determined by Broadridge (“Expense Peers”) and the investment performance of the Fund as compared with a peer group of funds (“Performance Peers”); (b) information on the composition of the Expense Peers and Performance Peers and a description of Broadridge’s methodology; (c) information on the estimated profits realized by BlackRock and its affiliates pursuant to the Agreement and a discussion of fall-out benefits to BlackRock and its affiliates; (d) a general analysis provided by BlackRock concerning investment management fees received in connection with other types of investment products, such as institutional accounts, sub-advised mutual funds, ETFs, closed-end funds, open-end funds, and separately managed accounts, under similar investment mandates, as well as the performance of such other products, as applicable; (e) a review of non-management fees; (f) the existence, impact and sharing of potential economies of scale, if any, with the Fund; (g) a summary of aggregate amounts paid by the Fund to BlackRock; (h) sales and redemption data regarding the Fund’s shares; and (i) various additional information requested by the Board as appropriate regarding BlackRock’s and the Fund’s operations.

At the April Meeting, the Board reviewed materials relating to its consideration of the Agreement and the Independent Board Members presented BlackRock with questions and requests for additional information. BlackRock responded to these questions and requests with additional written information in advance of the May Meeting.

At the May Meeting, the Board concluded its assessment of, among other things: (a) the nature, extent and quality of the services provided by BlackRock; (b) the investment performance of the Fund as compared to its Performance Peers and to other metrics, as applicable; (c) the advisory fee and the estimated cost of the services and estimated profits realized by BlackRock and its affiliates from their relationship with the Fund; (d) the Fund’s fees and expenses compared to its Expense Peers; (e) the existence and sharing of potential economies of scale; (f) any fall-out benefits to BlackRock and its affiliates as a result of BlackRock’s relationship with the Fund; and (g) other factors deemed relevant by the Board Members.

The Board also considered other matters it deemed important to the approval process, such as other payments made to BlackRock or its affiliates relating to securities lending and cash management, and BlackRock’s services related to the valuation and pricing of Fund portfolio holdings. The Board noted the willingness of BlackRock’s personnel to engage in open, candid discussions with the Board. The Board Members evaluated the information available to it on a fund-by-fund basis. The following paragraphs provide more information about some of the primary factors that were relevant to the Board’s decision. The Board Members did not identify any particular information, or any single factor as determinative, and each Board Member may have attributed different weights to the various items and factors considered.

34	2 0 2 2 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Disclosure of Investment Advisory Agreement  (continued)

A. Nature, Extent and Quality of the Services Provided by BlackRock

The Board, including the Independent Board Members, reviewed the nature, extent and quality of services provided by BlackRock, including the investment advisory services, and the resulting performance of the Fund. Throughout the year, the Board compared Fund performance to the performance of a comparable group of mutual funds, relevant benchmarks, and performance metrics, as applicable. The Board met with BlackRock’s senior management personnel responsible for investment activities, including the senior investment officers. The Board also reviewed the materials provided by the Fund’s portfolio management team discussing the Fund’s performance, investment strategies and outlook.

The Board considered, among other factors, with respect to BlackRock: the number, education and experience of investment personnel generally and the Fund’s portfolio management team; research capabilities; investments by portfolio managers in the funds they manage; portfolio trading capabilities; use of technology; commitment to compliance; credit analysis capabilities; risk analysis and oversight capabilities; and the approach to training and retaining portfolio managers and other research, advisory and management personnel. The Board also considered BlackRock’s overall risk management program, including the continued efforts of BlackRock and its affiliates to address cybersecurity risks and the role of BlackRock’s Risk & Quantitative Analysis Group. The Board engaged in a review of BlackRock’s compensation structure with respect to the Fund’s portfolio management team and BlackRock’s ability to attract and retain high-quality talent and create performance incentives.

In addition to investment advisory services, the Board considered the nature and quality of the administrative and other non-investment advisory services provided to the Fund. BlackRock and its affiliates provide the Fund with certain administrative, shareholder and other services (in addition to any such services provided to the Fund by third parties) and officers and other personnel as are necessary for the operations of the Fund. In particular, BlackRock and its affiliates provide the Fund with administrative services including, among others: (i) responsibility for disclosure documents, such as the prospectus, the summary prospectus (as applicable), the statement of additional information and periodic shareholder reports; (ii) oversight of daily accounting and pricing; (iii) responsibility for periodic filings with regulators; (iv) overseeing and coordinating the activities of third-party service providers including, among others, the Fund’s custodian, fund accountant, transfer agent, and auditor; (v) organizing Board meetings and preparing the materials for such Board meetings; (vi) providing legal and compliance support; (vii) furnishing analytical and other support to assist the Board in its consideration of strategic issues such as the merger, consolidation or repurposing of certain open-end funds; and (viii) performing or managing administrative functions necessary for the operation of the Fund, such as tax reporting, expense management, fulfilling regulatory filing requirements, overseeing the Fund’s distribution partners, and shareholder call center and other services. The Board reviewed the structure and duties of BlackRock’s fund administration, shareholder services, and legal and compliance departments and considered BlackRock’s policies and procedures for assuring compliance with applicable laws and regulations. The Board considered the operation of BlackRock’s business continuity plans, including in light of the ongoing COVID-19 pandemic.

B. The Investment Performance of the Fund and BlackRock

The Board, including the Independent Board Members, reviewed and considered the performance history of the Fund throughout the year and at the April Meeting. In preparation for the April Meeting, the Board was provided with reports independently prepared by Broadridge, which included an analysis of the Fund’s performance as of December 31, 2021, as compared to its Performance Peers. Broadridge ranks funds in quartiles, ranging from first to fourth, where first is the most desirable quartile position and fourth is the least desirable. In connection with its review, the Board received and reviewed information regarding the investment performance of the Fund as compared to its Performance Peers. The Board and its Performance Oversight Committee regularly review and meet with Fund management to discuss the performance of the Fund throughout the year.

In evaluating performance, the Board focused particular attention on funds with less favorable performance records. The Board also noted that while it found the data provided by Broadridge generally useful, it recognized the limitations of such data, including in particular, that notable differences may exist between a fund and its Performance Peers (for example, the investment objectives and strategies). Further, the Board recognized that the performance data reflects a snapshot of a period as of a particular date and that selecting a different performance period could produce significantly different results. The Board also acknowledged that long-term performance could be impacted by even one period of significant outperformance or underperformance, and that a single investment theme could have the ability to disproportionately affect long-term performance.

The Board noted that for each of the one-, three- and five-year periods reported, the Fund ranked in second quartile against its Performance Peers.

C. Consideration of the Advisory/Management Fees and the Estimated Cost of the Services and Estimated Profits Realized by BlackRock and its Affiliates from their Relationship with the Fund

The Board, including the Independent Board Members, reviewed the Fund’s contractual management fee rate compared with those of its Expense Peers. The contractual management fee rate represents a combination of the advisory fee and any administrative fees, before taking into account any reimbursements or fee waivers. The Board also compared the Fund’s total expense ratio, as well as its actual management fee rate, to those of its Expense Peers. The total expense ratio represents a fund’s total net operating expenses, including any 12b-1 or non-12b-1 service fees. The total expense ratio gives effect to any expense reimbursements or fee waivers, and the actual management fee rate gives effect to any management fee reimbursements or waivers. The Board considered the services provided and the fees charged by BlackRock and its affiliates to other types of clients with similar investment mandates, as applicable, including institutional accounts and sub-advised mutual funds (including mutual funds sponsored by third parties).

The Board received and reviewed statements relating to BlackRock’s financial condition. The Board reviewed BlackRock’s profitability methodology and was also provided with an estimated profitability analysis that detailed the revenues earned and the expenses incurred by BlackRock for services provided to the Fund. The Board reviewed BlackRock’s estimated profitability with respect to the Fund and other funds the Board currently oversees for the year ended December 31, 2021 compared to available aggregate estimated profitability data provided for the prior two years. The Board reviewed BlackRock’s estimated profitability with respect to certain other U.S. fund complexes managed by the Manager and/or its affiliates. The Board reviewed BlackRock’s assumptions and methodology of allocating expenses in the estimated profitability analysis, noting the inherent limitations in allocating costs among various advisory products. The Board recognized that profitability may be affected by numerous factors including, among other things, fee waivers and expense reimbursements by the Manager, the types of funds managed, precision of expense allocations and business mix. The Board thus recognized that calculating and comparing profitability at the individual fund level is difficult.

D I S C L O S U R E O F I N V E S T M E N T A D V I S O R Y A G R E E M E N T	35

Disclosure of Investment Advisory Agreement  (continued)

The Board noted that, in general, individual fund or product line profitability of other advisors is not publicly available. The Board reviewed BlackRock’s overall operating margin, in general, compared to that of certain other publicly traded asset management firms. The Board considered the differences between BlackRock and these other firms, including the contribution of technology at BlackRock, BlackRock’s expense management, and the relative product mix.

The Board considered whether BlackRock has the financial resources necessary to attract and retain high quality investment management personnel to perform its obligations under the Agreement and to continue to provide the high quality of services that is expected by the Board. The Board further considered factors including but not limited to BlackRock’s commitment of time, assumption of risk, and liability profile in servicing the Fund, including in contrast to what is required of BlackRock with respect to other products with similar investment mandates across the open-end fund, ETF, closed-end fund, sub-advised mutual fund, separately managed account, collective investment trust, and institutional separate account product channels, as applicable.

The Board noted that the Fund’s contractual management fee rate ranked in the first quartile, and that the actual management fee rate and total expense ratio each ranked in the first quartile relative to the Fund’s Expense Peers. The Board also noted that the Fund has an advisory fee arrangement that includes breakpoints that adjust the fee rate downward as the size of the Fund increases above certain contractually specified levels. The Board noted that if the size of the Fund were to decrease, the Fund could lose the benefit of one or more breakpoints. The Board also noted that BlackRock proposed, and the Board agreed to, a lower administration fee rate. This reduction was implemented on March 1, 2021. In addition, the Board noted that BlackRock and the Board have contractually agreed to a cap on the Fund’s total expenses as a percentage of the Fund’s average daily net assets on a class-by-class basis.

D. Economies of Scale

The Board, including the Independent Board Members, considered the extent to which economies of scale might be realized as the assets of the Fund increase, including the existence of fee waivers and/or expense caps, as applicable, noting that any contractual fee waivers and contractual expense caps had been approved by the Board. In its consideration, the Board further considered the continuation and/or implementation of fee waivers and/or expense caps, as applicable. The Board also considered the extent to which the Fund benefits from such economies of scale in a variety of ways, and whether there should be changes in the advisory fee rate or breakpoint structure in order to enable the Fund to more fully participate in these economies of scale. The Board considered the Fund’s asset levels and whether the current fee schedule was appropriate.

E. Other Factors Deemed Relevant by the Board Members

The Board, including the Independent Board Members, also took into account other ancillary or “fall-out” benefits that BlackRock or its affiliates may derive from BlackRock’s respective relationships with the Fund, both tangible and intangible, such as BlackRock’s ability to leverage its investment professionals who manage other portfolios and its risk management personnel, an increase in BlackRock’s profile in the investment advisory community, and the engagement of BlackRock’s affiliates as service providers to the Fund, including for administrative, distribution, securities lending and cash management services. The Board also considered BlackRock’s overall operations and its efforts to expand the scale of, and improve the quality of, its operations. The Board also noted that, subject to applicable law, BlackRock may use and benefit from third-party research obtained by soft dollars generated by certain registered fund transactions to assist in managing all or a number of its other client accounts.

In connection with its consideration of the Agreement, the Board also received information regarding BlackRock’s brokerage and soft dollar practices. The Board received reports from BlackRock which included information on brokerage commissions and trade execution practices throughout the year.

The Board noted the competitive nature of the open-end fund marketplace, and that shareholders are able to redeem their Fund shares if they believe that the Fund’s fees and expenses are too high or if they are dissatisfied with the performance of the Fund.

Conclusion

At the May Meeting, as a result of the discussions that occurred during the April Meeting, and as a culmination of the Board’s year-long deliberative process, the Board, including the Independent Board Members, unanimously approved the continuation of the Agreement between the Manager and the Company, on behalf of the Fund, for a one-year term ending June 30, 2023. Based upon its evaluation of all of the aforementioned factors in their totality, as well as other information, the Board, including the Independent Board Members, was satisfied that the terms of the Agreement were fair and reasonable and in the best interest of the Fund and its shareholders. In arriving at its decision to approve the Agreement, the Board did not identify any single factor or group of factors as all-important or controlling, but considered all factors together, and different Board Members may have attributed different weights to the various factors considered. The Independent Board Members were also assisted by the advice of independent legal counsel in making this determination.

36	2 0 2 2 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Director and Officer Information

Independent Directors(a)

Name Year of Birth(b)	Position(s) Held (Length of Service)(c)	Principal Occupation(s) During Past Five Years	Number of BlackRock-Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Company and Other Investment Company Directorships Held During Past Five Years
Mark Stalnecker 1951	Chair of the Board (Since 2019) and Director (Since 2015)

Chief Investment Officer, University of Delaware from 1999 to 2013; Trustee and Chair of the Finance and Investment Committees, Winterthur Museum and Country Estate from 2005 to 2016; Member of the Investment Committee, Delaware Public Employees’ Retirement System since 2002; Member of the Investment Committee, Christiana Care Health System from 2009 to 2017; Member of the Investment Committee, Delaware Community Foundation from 2013 to 2014; Director and Chair of the Audit Committee, SEI Private Trust Co. from 2001 to 2014.

			29 RICs consisting of 163 Portfolios	None
Susan J. Carter 1956	Director (Since 2016)

Trustee, Financial Accounting Foundation from 2017 to 2021; Advisory Board Member, Center for Private Equity and Entrepreneurship at Tuck School of Business from 1997 to 2021; Director, Pacific Pension Institute from 2014 to 2018; Senior Advisor, Common fund Capital, Inc. (“CCI”) (investment adviser) in 2015; Chief Executive Officer, CCI from 2013 to 2014; President & Chief Executive Officer, CCI from 1997 to 2013; Advisory Board Member, Girls Who Invest from 2015 to 2018 and Board Member thereof since 2018; Advisory Board Member, Bridges Fund Management since 2016; Practitioner Advisory Board Member, Private Capital Research Institute (“PCRI”) since 2017; Lecturer in the Practice of Management, Yale School of Management since 2019; Advisor to Finance Committee, Altman Foundation since 2020; Investment Committee Member, Tostan since 2021.

			29 RICs consisting of 163 Portfolios	None
Collette Chilton 1958	Director (Since 2015)

Chief Investment Officer, Williams College since 2006; Chief Investment Officer, Lucent Asset Management Corporation from 1998 to 2006; Director, Boys and Girls Club of Boston since 2017; Director, B1 Capital since 2018; Director, David and Lucile Packard Foundation since 2020.

			29 RICs consisting of 163 Portfolios	None
Neil A. Cotty 1954	Director (Since 2016)

Bank of America Corporation from 1996 to 2015, serving in various senior finance leadership roles, including Chief Accounting Officer from 2009 to 2015, Chief Financial Officer of Global Banking, Markets and Wealth Management from 2008 to 2009, Chief Accounting Officer from 2004 to 2008, Chief Financial Officer of Consumer Bank from 2003 to 2004, Chief Financial Officer of Global Corporate Investment Bank from 1999 to 2002.

			29 RICs consisting of 163 Portfolios	None
Lena G. Goldberg 1949	Director (Since 2019)

Director, Charles Stark Draper Laboratory, Inc. since 2013; Senior Lecturer, Harvard Business School from 2008 to 2021; FMR LLC/Fidelity Investments (financial services) from 1996 to 2008, serving in various senior roles including Executive Vice President - Strategic Corporate Initiatives and Executive Vice President and General Counsel; Partner, Sullivan & Worcester LLP from 1985 to 1996 and Associate thereof from 1979 to 1985.

			29 RICs consisting of 163 Portfolios	None

D I R E C T O R A N D O F F I C E R I N F O R M A T I O N	37

Director and Officer Information (continued)

Independent Directors(a)

Name Year of Birth(b)	Position(s) Held (Length of Service)(c)	Principal Occupation(s) During Past Five Years	Number of BlackRock-Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Company and Other Investment Company Directorships Held During Past Five Years
Henry R. Keizer 1956	Director (Since 2019)

Director, Park Indemnity Ltd. (captive insurer) since 2010; Director, MUFG Americas Holdings Corporation and MUFG Union Bank, N.A. (financial and bank holding company) from 2014 to 2016; Director, American Institute of Certified Public Accountants from 2009 to 2011; Director, KPMG LLP (audit, tax and advisory services) from 2004 to 2005 and 2010 to 2012; Director, KPMG International in 2012, Deputy Chairman and Chief Operating Officer thereof from 2010 to 2012 and U.S. Vice Chairman of Audit thereof from 2005 to 2010; Global Head of Audit, KPMGI (consortium of KPMG firms) from 2006 to 2010; Director, YMCA of Greater New York from 2006 to 2010.

			29 RICs consisting of 163 Portfolios	Hertz Global Holdings (car rental); GrafTech International Ltd. (materials manufacturing); Montpelier Re Holdings, Ltd. (publicly held property and casualty reinsurance) from 2013 to 2015; WABCO (commercial vehicle safety systems) from 2015 to 2020; Sealed Air Corp. (packaging) from 2015 to 2021.
Cynthia A. Montgomery 1952	Director (Since 2007)	Professor, Harvard Business School since 1989.	29 RICs consisting of 163 Portfolios	Newell Rubbermaid, Inc. (manufacturing) from 1995 to 2016.
Donald C. Opatrny 1952	Director (Since 2019)

Director, Athena Capital Advisors LLC (investment management firm) from 2013 to 2020; Trustee, Vice Chair, Member of the Executive Committee and Chair of the Investment Committee, Cornell University from 2004 to 2019; President and Trustee, the Center for the Arts, Jackson Hole from 2011 to 2018; Member of the Board and Investment Committee, University School from 2007 to 2018; Trustee, Artstor (a Mellon Foundation affiliate) from 2010 to 2015; Member of the Investment Committee, Mellon Foundation from 2009 to 2015; President, Trustee and Member of the Investment Committee, The Aldrich Contemporary Art Museum from 2007 to 2014; Trustee and Chair of the Investment Committee, Community Foundation of Jackson Hole since 2014; Member of Affordable Housing Supply Board of Jackson, Wyoming since 2017; Member, Investment Funds Committee, State of Wyoming since 2017; Trustee, Phoenix Art Museum since 2018; Trustee, Arizona Community Foundation and Member of Investment Committee since 2020.

			29 RICs consisting of 163 Portfolios	None
Joseph P. Platt 1947	Director (Since 2007)

General Partner, Thorn Partners, LP (private investments) since 1998; Director, WQED Multi-Media (public broadcasting not-for-profit) since 2001; Chair, Basic Health International (non-profit) since 2015.

			29 RICs consisting of 163 Portfolios	Greenlight Capital Re, Ltd. (reinsurance company); Consol Energy Inc.
Kenneth L. Urish 1951	Director (Since 2007)

Managing Partner, Urish Popeck & Co., LLC (certified public accountants and consultants) since 1976; Past-Chairman of the Professional Ethics Committee of the Pennsylvania Institute of Certified Public Accountants and Committee Member thereof since 2007; Member of External Advisory Board, The Pennsylvania State University Accounting Department since founding in 2001; Principal, UP Strategic Wealth Investment Advisors, LLC since 2013; Trustee, The Holy Family Institute from 2001 to 2010; President and Trustee, Pittsburgh Catholic Publishing Associates from 2003 to 2008; Director, Inter-Tel from 2006 to 2007; Member, Advisory Board, ESG Competent Boards since 2020.

			29 RICs consisting of 163 Portfolios	None

38	2 0 2 2 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Director and Officer Information (continued)

Independent Directors(a)

Name Year of Birth(b)	Position(s) Held (Length of Service)(c)	Principal Occupation(s) During Past Five Years	Number of BlackRock-Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Company and Other Investment Company Directorships Held During Past Five Years
Claire A. Walton 1957	Director (Since 2016)

Chief Operating Officer and Chief Financial Officer of Liberty Square Asset Management, LP from 1998 to 2015; General Partner of Neon Liberty Capital Management, LLC since 2003; Director, Boston Hedge Fund Group from 2009 to 2018; Director, Woodstock Ski Runners since 2013; Director, Massachusetts Council on Economic Education from 2013 to 2015.

			29 RICs consisting of 163 Portfolios	None

D I R E C T O R A N D O F F I C E R I N F O R M A T I O N	39

Director and Officer Information (continued)

Interested Directors(a)(d)

Name Year of Birth(b)	Position(s) Held (Length of Service)(c)	Principal Occupation(s) During Past Five Years	Number of BlackRock-Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Company and Other Investment Company Directorships Held During Past Five Years
Robert Fairbairn 1965	Director (Since 2018)

Vice Chairman of BlackRock, Inc. since 2019; Member of BlackRock’s Global Executive and Global Operating Committees; Co-Chair of BlackRock’s Human Capital Committee; Senior Managing Director of BlackRock, Inc. from 2010 to 2019; oversaw BlackRock’s Strategic Partner Program and Strategic Product Management Group from 2012 to 2019; Member of the Board of Managers of BlackRock Investments, LLC from 2011 to 2018; Global Head of BlackRock’s Retail and iShares® businesses from 2012 to 2016.

			98 RICs consisting of 262 Portfolios	None
John M. Perlowski(e) 1964	Director (Since 2015), President and Chief Executive Officer (Since 2010)	Managing Director of BlackRock, Inc. since 2009; Head of BlackRock Global Accounting and Product Services since 2009; Advisory Director of Family Resource Network (charitable foundation) since 2009.	100 RICs consisting of 264 Portfolios	None

(a)	The address of each Trustee is c/o BlackRock, Inc., 55 East 52nd Street, New York, New York 10055.

(b)

Independent Trustees serve until their resignation, retirement, removal or death, or until December 31 of the year in which they turn 75. The Board may determine to extend the terms of Independent Trustees on a case-by-case basis, as appropriate.

(c)

Following the combination of Merrill Lynch Investment Managers, L.P. (“MLIM”) and BlackRock, Inc. in September 2006, the various legacy MLIM and legacy BlackRock fund boards were realigned and consolidated into three new fund boards in 2007. Furthermore, effective January 1, 2019, three BlackRock Fund Complexes were realigned and consolidated into two BlackRock Fund Complexes. As a result, although the chart shows the year that each Independent Trustee joined the Board, certain Independent Trustees first became members of the boards of other BlackRock-advised Funds, legacy MLIM funds or legacy BlackRock funds as follows: Cynthia A. Montgomery, 1994; Joseph P. Platt, 1999; Kenneth L. Urish, 1999; Lena G. Goldberg, 2016; Henry R. Keizer, 2016; Donald C. Opatrny, 2015.

(d)

Mr. Fairbairn and Mr. Perlowski are both “interested persons,” as defined in the 1940 Act, of the Trust based on their positions with BlackRock, Inc. and its affiliates. Mr. Fairbairn and Mr. Perlowski are also board members of the BlackRock Fixed-Income Complex.

(e)	Mr. Perlowski is also a trustee of the BlackRock Credit Strategies Fund and BlackRock Private Investments Fund.

40	2 0 2 2 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Director and Officer Information (continued)

Officers Who Are Not Directors(a)

Name Year of Birth(b)	Position(s) Held (Length of Service)	Principal Occupation(s) During Past Five Years
Jennifer McGovern 1977	Vice President (Since 2014)

Managing Director of BlackRock, Inc. since 2016; Director of BlackRock, Inc. from 2011 to 2015; Head of Americas Product Development and Governance for BlackRock’s Global Product Group since 2019; Head of Product Structure and Oversight for BlackRock’s U.S. Wealth Advisory Group from 2013 to 2019.

Trent Walker 1974	Chief Financial Officer (Since 2021)

Managing Director of BlackRock, Inc. since September 2019; Executive Vice President of PIMCO from 2016 to 2019; Senior Vice President of PIMCO from 2008 to 2015; Treasurer from 2013 to 2019 and Assistant Treasurer from 2007 to 2017 of PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, 2 PIMCO-sponsored interval funds and 21 PIMCO-sponsored closed-end funds.

Jay M. Fife 1970	Treasurer (Since 2007)	Managing Director of BlackRock, Inc. since 2007.
Charles Park 1967	Chief Compliance Officer (Since 2014)

Anti-Money Laundering Compliance Officer for certain BlackRock-advised Funds from 2014 to 2015; Chief Compliance Officer of BlackRock Advisors, LLC and the BlackRock-advised Funds in the BlackRock Multi-Asset Complex and the BlackRock Fixed-Income Complex since 2014; Principal of and Chief Compliance Officer for iShares® Delaware Trust Sponsor LLC since 2012 and BlackRock Fund Advisors (“BFA”) since 2006; Chief Compliance Officer for the BFA-advised iShares® exchange traded funds since 2006; Chief Compliance Officer for BlackRock Asset Management International Inc. since 2012.

Lisa Belle 1968	Anti-Money Laundering Compliance Officer (Since 2019)

Managing Director of BlackRock, Inc. since 2019; Global Financial Crime Head for Asset and Wealth Management of JP Morgan from 2013 to 2019; Managing Director of RBS Securities from 2012 to 2013; Head of Financial Crimes for Barclays Wealth Americas from 2010 to 2012.

Janey Ahn 1975	Secretary (Since 2019)	Managing Director of BlackRock, Inc. since 2018; Director of BlackRock, Inc. from 2009 to 2017.

(a)	The address of each Officer is c/o BlackRock, Inc., 55 East 52nd Street, New York, New York 10055.

(b)	Officers of the Corporation serve at the pleasure of the Board.

Further information about the Fund’s Directors and Officers is available in the Fund’s Statement of Additional Information, which can be obtained without charge by calling (800) 441-7762.

Effective December 31, 2021, Bruce R. Bond retired as a Trustee of the Trust.

D I R E C T O R A N D O F F I C E R I N F O R M A T I O N	41

Additional Information

Regulation Regarding Derivatives

On October 28, 2020, the Securities and Exchange Commission (the “SEC”) adopted regulations governing the use of derivatives by registered investment companies (“Rule 18f-4”). The Fund will be required to implement and comply with Rule 18f-4 by August 19, 2022. Once implemented, Rule 18f-4 will impose limits on the amount of derivatives a fund can enter into, eliminate the asset segregation framework currently used by funds to comply with Section 18 of the 1940 Act, treat derivatives as senior securities and require funds whose use of derivatives is more than a limited specified exposure amount to establish and maintain a comprehensive derivatives risk management program and appoint a derivatives risk manager.

General Information

Quarterly performance, semi-annual and annual reports, current net asset value and other information regarding the Fund may be found on BlackRock’s website, which can be accessed at blackrock.com. Any reference to BlackRock’s website in this report is intended to allow investors public access to information regarding the Fund and does not, and is not intended to, incorporate BlackRock’s website in this report.

Householding

The Fund will mail only one copy of shareholder documents, including prospectuses, annual and semi-annual reports, Rule 30e-3 notices and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called “householding” and is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please call the Fund at (800) 441-7762.

Availability of Quarterly Schedule of Investments

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s Form N-PORT is available on the SEC’s website at sec.gov. Additionally, the Fund makes its portfolio holdings for the first and third quarters of each fiscal year available at blackrock.com/fundreports.

Availability of Proxy Voting Policies, Procedures and Voting Records

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and information about how the Fund voted proxies relating to securities held in the Fund’s portfolio during the most recent 12-month period ended June 30 is available without charge, upon request (1) by calling (800) 441-7762; (2) on the BlackRock website at blackrock.com; and (3) on the SEC’s website at sec.gov.

BlackRock’s Mutual Fund Family

BlackRock offers a diverse lineup of open-end mutual funds crossing all investment styles and managed by experts in equity, fixed-income and tax-exempt investing. Visit blackrock.com for more information.

Shareholder Privileges

Account Information

Call us at (800) 441-7762 from 8:00 AM to 6:00 PM ET on any business day to get information about your account balances, recent transactions and share prices. You can also visit blackrock.com for more information.

Automatic Investment Plans

Investor class shareholders who want to invest regularly can arrange to have $50 or more automatically deducted from their checking or savings account and invested in any of the BlackRock funds.

Systematic Withdrawal Plans

Investor class shareholders can establish a systematic withdrawal plan and receive periodic payments of $50 or more from their BlackRock funds, as long as their account balance is at least $10,000.

Retirement Plans

Shareholders may make investments in conjunction with Traditional, Rollover, Roth, Coverdell, Simple IRAs, SEP IRAs and 403(b) Plans.

BlackRock Privacy Principles

BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, “Clients”) and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

42	2 0 2 2 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Additional Information  (continued)

If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal non-public information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our websites.

BlackRock does not sell or disclose to non-affiliated third parties any non-public personal information about its Clients, except as permitted by law or as is necessary to respond to regulatory requests or to service Client accounts. These non-affiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to non-public personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the non-public personal information of its Clients, including procedures relating to the proper storage and disposal of such information.

Fund and Service Providers

Investment Adviser and Administrator

BlackRock Advisors, LLC

Wilmington, DE 19809

Accounting Agent and Transfer Agent

BNY Mellon Investment Servicing (US) Inc.

Wilmington, DE 19809

Custodian

The Bank of New York Mellon

New York, NY 10286

Independent Registered Public Accounting Firm

Deloitte & Touche LLP

Boston, MA 02116

Distributor

BlackRock Investments, LLC

New York, NY 10022

Legal Counsel

Sidley Austin LLP

New York, NY 10019

Address of the Corporation

100 Bellevue Parkway

Wilmington, DE 19809

A D D I T I O N A L I N F O R M A T I O N	43

Glossary of Terms Used in this Report

Portfolio Abbreviation

S&P	Standard & Poor’s

44	2 0 2 2 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Want to know more?

blackrock.com | 800-441-7762

This report is intended for current holders. It is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless preceded or accompanied by the Fund’s current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment returns and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

ALCV-5/22-AR

(b) Not Applicable

Item 2 –

Code of Ethics – The registrant (or the “Fund”) has adopted a code of ethics, as of the end of the period covered by this report, applicable to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. During the period covered by this report, the code of ethics was amended to update certain information and to make other non-material changes. During the period covered by this report, there have been no waivers granted under the code of ethics. The registrant undertakes to provide a copy of the code of ethics to any person upon request, without charge, who calls 1-800-441-7762.

Item 3 –

Audit Committee Financial Expert – The registrant’s board of directors (the “board of directors”), has determined that (i) the registrant has the following audit committee financial experts serving on its audit committee and (ii) each audit committee financial expert is independent:

Neil A. Cotty

Henry R. Keizer

Kenneth L. Urish

Under applicable securities laws, a person determined to be an audit committee financial expert will not be deemed an “expert” for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as a result of being designated or identified as an audit committee financial expert. The designation or identification of a person as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities greater than the duties, obligations, and liabilities imposed on such person as a member of the audit committee and board of directors in the absence of such designation or identification. The designation or identification of a person as an audit committee financial expert does not affect the duties, obligations, or liability of any other member of the audit committee or board of directors.

Item 4 –	Principal Accountant Fees and Services

The following table presents fees billed by Deloitte & Touche LLP (“D&T”) in each of the last two fiscal years for the services rendered to the Funds:

	(a) Audit Fees		(b) Audit-Related Fees[1]		(c) Tax Fees[2]		(d) All Other Fees
Entity Name	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End
BlackRock Advantage Large Cap Value Fund	N/A	N/A	$0	$413	N/A	$13,600	$0	$0

The following table presents fees billed by D&T that were required to be approved by the registrant’s audit committee (each the “Committee”) for services that relate directly to the operations or financial reporting of the Funds and that are rendered on behalf of BlackRock Advisors, LLC (the “Investment Adviser” or “BlackRock”) and entities controlling, controlled by, or under common control with BlackRock (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) that provide ongoing services to the Funds (“Affiliated Service Providers”):

	Current Fiscal Year End	Previous Fiscal Year End
(b) Audit-Related Fees[1]	$0	$0
(c) Tax Fees[2]	$0	$0
(d) All Other Fees[3]	$2,098,000	$2,032,000
[1]

The nature of the services includes assurance and related services reasonably related to the performance of the audit or review of financial statements not included in Audit Fees, including accounting consultations, agreed-upon procedure reports, attestation reports, comfort letters, out-of-pocket expenses and internal control reviews not required by regulators.

[2]

The nature of the services includes tax compliance and/or tax preparation, including services relating to the filing or amendment of federal, state or local income tax returns, regulated investment company qualification reviews, taxable income and tax distribution calculations.

[3]

Non-audit fees of $2,098,000 and $2,032,000 for the current fiscal year and previous fiscal year, respectively, were paid to each Fund’s principal accountant in their entirety by BlackRock, in connection with services provided to the Affiliated Service Providers of each Fund and of certain other funds sponsored and advised by BlackRock or its affiliates for a service organization review and an accounting research tool subscription. These amounts represent aggregate fees paid by BlackRock and were not allocated on a per fund basis.

(e)(1) Audit Committee Pre-Approval Policies and Procedures:

Each Committee has adopted policies and procedures with regard to the pre-approval of services. Audit, audit-related and tax compliance services provided to the registrant on an annual basis require specific pre-approval by the registrant’s Committee. The Committee also must approve other non-audit services provided to the registrant and those non-audit services provided to the Investment Adviser and Affiliated Service Providers that relate directly to the operations and the financial reporting of the registrant. Certain of these non-audit services that the Committee believes are (a) consistent with the SEC’s auditor independence rules and (b) routine and recurring services that will not impair the independence of the independent accountants may be approved by the Committee without consideration on a specific case-by-case basis (“general pre-approval”). The term of any general pre-approval is 12 months from the date of the pre-approval, unless the Committee provides for a different period. Tax or other non-audit services provided to the registrant which have a direct impact on the operations or financial reporting of the registrant will only be deemed pre-approved provided that any individual project does not exceed $10,000 attributable to the registrant or $50,000 per project. For this purpose, multiple projects will be aggregated to determine if they exceed the previously mentioned cost levels.

Any proposed services exceeding the pre-approved cost levels will require specific pre-approval by the registrant’s Committee, as will any other services not subject to general pre-approval (e.g., unanticipated but permissible services). The Committee is informed of each service approved subject to general pre-approval at the next regularly scheduled in-person board meeting. At this meeting, an analysis of such services is presented to the Committee for ratification. The Committee may delegate to the Committee Chairman the authority to approve the provision of and fees for any specific engagement of permitted non-audit services, including services exceeding pre-approved cost levels.

(e)(2) None of the services described in each of Items 4(b) through (d) were approved by either Committee pursuant to the de minimis exception in paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Not Applicable

(g) The aggregate non-audit fees, defined as the sum of the fees shown under “Audit-Related Fees,” “Tax Fees” and “All Other Fees,” paid to the accountant for services rendered by the accountant to the registrant, the Investment Adviser and the Affiliated Service Providers were:

Entity Name	Current Fiscal Year End	Previous Fiscal Year End
BlackRock Advantage Large Cap Value Fund	N/A	$14,013

Additionally, the amounts billed by D&T in connection with services provided to the Affiliated Service Providers of the Funds and of other funds sponsored and advised by BlackRock or its affiliates during the current and previous fiscal years for a service organization review and an accounting research tool subscription were:

Current Fiscal Year End	Previous Fiscal Year End
$2,098,000	$2,032,000

These amounts represent aggregate fees paid by BlackRock and were not allocated on a per fund basis.

(h) The Committee has considered and determined that the provision of non-audit services that were rendered to the Investment Adviser and the Affiliated Service Providers that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

(i) – Not Applicable

(j) – Not Applicable

Item 5 –	Audit Committee of Listed Registrant – Not Applicable

Item 6 –	Investments

(a) The registrant’s Schedule of Investments is included as part of the Report to Stockholders filed under Item 1(a) of this Form.

(b) Not Applicable due to no such divestments during the semi-annual period covered since the previous Form N-CSR filing.

Item 7 –	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies – Not Applicable

Item 8 –	Portfolio Managers of Closed-End Management Investment Companies – Not Applicable

Item 9 –	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers – Not Applicable

Item 10 –	Submission of Matters to a Vote of Security Holders – There have been no material changes to these procedures.

Item 11 –	Controls and Procedures

(a) The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing of this report based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 15d-15(b) under the Securities Exchange Act of 1934, as amended.

(b) There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12 –	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies – Not Applicable

Item 13 –	Exhibits attached hereto

(a)(1) Code of Ethics – See Item 2

(a)(2) Section 302 Certifications are attached

(a)(3) Any written solicitation to purchase securities under Rule 23c-1 – Not Applicable

(a)(4) Change in Registrant’s independent public accountant – Not Applicable

(b) Section 906 Certifications are attached

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

BlackRock Large Cap Series Funds, Inc.

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
BlackRock Large Cap Series Funds, Inc.

Date: July 21, 2022

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
BlackRock Large Cap Series Funds, Inc.

Date: July 21, 2022

By:	/s/ Trent Walker
Trent Walker
Chief Financial Officer (principal financial officer) of
BlackRock Large Cap Series Funds, Inc.

Date: July 21, 2022